Exhibit 4.4

NORTHWESTERN CORPORATION

TO

THE BANK OF NEW YORK

AND

MARYBETH LEWICKI

As Trustees under Mortgage and
Deed of Trust, dated as of
October 1, 1945, with NorthWestern Corporation

TWENTY-FOURTH SUPPLEMENTAL INDENTURE

Providing, among other things, for

First Mortgage Bonds, Collateral (2004) Series A, due 2009
First Mortgage Bonds, Collateral (2004) Series B, due 2011
and
First Mortgage Bonds, Collateral (2004) Series C, due 2014

Dated as of November 1, 2004

TWENTY-FOURTH SUPPLEMENTAL INDENTURE

THIS TWENTY-FOURTH SUPPLEMENTAL INDENTURE, dated as of November 1, 2004, between NORTHWESTERN CORPORATION, a corporation duly incorporated and existing under the laws of the State of Delaware (hereinafter called the “Company”), having its principal office at 125 S. Dakota Avenue, Suite 1100, Sioux Falls, South Dakota 57104, and THE BANK OF NEW YORK (hereinafter called the “Corporate Trustee”), a corporation of the State of New York, whose principal corporate trust office is located at 101 Barclay Street, New York, New York 10286 (successor to MORGAN GUARANTY TRUST COMPANY OF NEW YORK (formerly Guaranty Trust Company of New York)), and MARYBETH LEWICKI, whose post office address is c/o The Bank of New York, 101 Barclay Street, New York, New York 10286 (successor Co-Trustee to Douglas J. MacInnes, Arthur E. Burke, Karl R. Henrich, H.H. Gould, R. Amundsen, P.J. Crowley and W.T. Cunningham) (said MaryBeth Lewicki being hereinafter sometimes called the “Co-Trustee”, and the Corporate Trustee and the Co-Trustee being hereinafter together sometimes called the “Trustees”), as Trustees under the Mortgage and Deed of Trust, dated as of October 1, 1945 (hereinafter called the “Mortgage” and, together with any indentures supplemental thereto, the “Indenture”), which Mortgage was executed and delivered by The Montana Power Company, a corporation of the State of New Jersey (hereinafter called the “Company-New Jersey”), as indirect predecessor under the Mortgage to the Company (the Company being successor under the Mortgage to NorthWestern Energy, L.L.C. (hereinafter called “NorthWestern Energy”), formerly known as The Montana Power, L.L.C., a limited liability company of the State of Montana, and NorthWestern Energy being the successor under the Mortgage to The Montana Power Company, a corporation of the State of Montana (hereinafter called the “Company-Montana”)), to Guaranty Trust Company of New York and Arthur E. Burke, as Trustees, to secure the payment of bonds issued or to be issued under and in accordance with the provisions of the Mortgage, reference to which Mortgage is hereby made, this instrument (hereinafter called the “Twenty-fourth Supplemental Indenture”) being supplemental thereto;

WHEREAS, by the Mortgage, the Company-New Jersey covenanted that it would execute and deliver such supplemental indenture or indentures and such further instruments and do such further acts as might be necessary or proper to carry out more effectually the purposes of the Indenture and to make subject to the lien of the Indenture any property thereafter acquired, made or constructed and intended to be subject to the lien thereof; and

WHEREAS, the Company-New Jersey executed and delivered to the Trustees its First Supplemental Indenture, dated as of May 1, 1954 (hereinafter called the “First Supplemental Indenture”), and its Second Supplemental Indenture, dated as of April 1, 1959 (hereinafter called the “Second Supplemental Indenture”); and

WHEREAS, the Company-New Jersey was merged into the Company-Montana on November 30, 1961, and to evidence the succession of the Company-Montana to the Company-New Jersey for purposes of the bonds and the Indenture and the assumption by the Company-Montana of the covenants and conditions of the Company-New Jersey in the bonds and in the Indenture contained and to enable the Company-Montana to have and exercise the powers and rights of the Company-New Jersey under the Indenture in accordance with the terms thereof, the Company-Montana executed and delivered to the Trustees its Third Supplemental Indenture, dated as of November 30, 1961 (hereinafter called the “Third Supplemental Indenture”); and

WHEREAS, the Company-Montana executed and delivered to the Trustees its Fourth Supplemental Indenture, dated as of April 1, 1970 (hereinafter called the “Fourth Supplemental Indenture”); its Fifth Supplemental Indenture, dated as of April 1, 1971 (hereinafter called the “Fifth Supplemental Indenture”); its Sixth Supplemental Indenture, dated as of March 1, 1974 (hereinafter called the “Sixth Supplemental Indenture”); its Seventh Supplemental Indenture, dated as of December 1, 1974 (hereinafter called the “Seventh Supplemental Indenture”); its Eighth Supplemental Indenture, dated as of July 1, 1975 (hereinafter called the “Eighth Supplemental Indenture”); its Ninth Supplemental Indenture, dated as of December 1, 1975 (hereinafter called the “Ninth Supplemental Indenture”); its Tenth Supplemental Indenture, dated as of January 1, 1979 (hereinafter called the “Tenth Supplemental Indenture”); its Eleventh Supplemental Indenture, dated as of October 1, 1983 (hereinafter called the “Eleventh Supplemental Indenture”); its Twelfth Supplemental Indenture, dated as of January 1, 1984 (hereinafter called the “Twelfth Supplemental Indenture”); its Thirteenth Supplemental Indenture, dated as of December 1, 1991 (hereinafter called the “Thirteenth Supplemental Indenture”); its Fourteenth Supplemental Indenture, dated as of January 1, 1993 (hereinafter called the “Fourteenth Supplemental Indenture”); its Fifteenth Supplemental Indenture, dated as of March 1, 1993 (hereinafter called the “Fifteenth Supplemental Indenture”); its Sixteenth Supplemental Indenture, dated as of May 1, 1993 (hereinafter called the “Sixteenth Supplemental Indenture”); its Seventeenth Supplemental Indenture, dated as of December 1, 1993 (hereinafter called the “Seventeenth Supplemental Indenture”); its Eighteenth Supplemental Indenture, dated as of August 5, 1994 (hereinafter called the “Eighteenth Supplemental Indenture”); its Nineteenth Supplemental Indenture, dated as of December 16, 1999 (hereinafter called the “Nineteenth Supplemental Indenture”); and its Twentieth Supplemental Indenture, dated as of November 1, 2001 (hereinafter called the “Twentieth Supplemental Indenture”); and

WHEREAS, the Company-Montana was merged into NorthWestern Energy (under its then name, The Montana Power, L.L.C.) on February 13, 2002, and to evidence the succession of NorthWestern Energy (under its then name, The Montana Power, L.L.C.) to the Company-Montana for purposes of the bonds and the Indenture and the assumption by NorthWestern Energy (under its then name, The Montana Power, L.L.C.) of the covenants and conditions of the Company-Montana in the bonds and in the Indenture contained and to enable NorthWestern Energy (under its then name, The Montana Power, L.L.C.) to have and exercise the powers and rights of the Company-Montana under the Indenture in accordance

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with the terms thereof, NorthWestern Energy (under its then name, The Montana Power, L.L.C.) executed and delivered to the Trustees its Twenty-First Supplemental Indenture, dated as of February 13, 2002 (hereinafter called the “Twenty-first Supplemental Indenture”); and

WHEREAS, NorthWestern Energy changed its name from The Montana Power, L.L.C. to NorthWestern Energy, L.L.C. on March 19, 2002; and

WHEREAS, NorthWestern Energy transferred, subject to the Lien of the Indenture, substantially all of the Mortgaged and Pledged Property as an entirety to the Company on November 20, 2002 (the “Transfer Date”), and to evidence the succession of the Company to NorthWestern Energy for purposes of the bonds and the Indenture and the assumption by the Company of the covenants and conditions of NorthWestern Energy in the bonds and in the Indenture contained and to enable the Company to have and exercise the powers and rights of NorthWestern Energy under the Indenture in accordance with the terms thereof, the Company executed and delivered to the Trustees its Twenty-second Supplemental Indenture, dated as of November 15, 2002 (hereinafter called the “Twenty-second Supplemental Indenture”); and

WHEREAS, the Company executed and delivered to the Trustees its Twenty-third Supplemental Indenture, dated as of February 1, 2003 (hereinafter called the “Twenty-third Supplemental Indenture”); and

WHEREAS, the Mortgage and the First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth, Eighteenth, Nineteenth, Twentieth, Twenty-first, Twenty-second and Twenty-third Supplemental Indentures were recorded in the official records of various counties and states as required by the Indenture; and

WHEREAS, an instrument dated March 15, 1955 was executed by the Company-New Jersey appointing Karl R. Henrich as Co-Trustee in succession to said Arthur E. Burke, resigned, under the Mortgage and by Karl R. Henrich accepting the appointment as Co-Trustee under the Mortgage in succession to said Arthur E. Burke, which instrument was recorded in various counties in the states of Montana, Idaho and Wyoming; and

WHEREAS, an instrument dated June 29, 1962 was executed by the Company-Montana appointing H.H. Gould as Co-Trustee in succession to said Karl R. Henrich, resigned, under the Mortgage and by H.H. Gould accepting the appointment as Co-Trustee under the Mortgage in succession to said Karl R. Henrich, which instrument was recorded in various counties in the states of Montana, Idaho and Wyoming; and

WHEREAS, an instrument dated June 22, 1973 was executed by the Company-Montana appointing R. Amundsen as Co-Trustee in succession to said H.H. Gould, resigned, under the Mortgage and by R. Amundsen accepting the appointment as Co-Trustee under the Mortgage in succession to said H.H. Gould, which instrument was recorded in various counties in the states of Montana, Idaho and Wyoming; and

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WHEREAS, an instrument dated July 1, 1986 was executed by the Company-Montana appointing P.J. Crowley as Co-Trustee in succession to said R. Amundsen, resigned, under the Mortgage and by P.J Crowley accepting the appointment as Co-Trustee under the Mortgage in succession to said R. Amundsen, which instrument was recorded in various counties in the states of Montana, Idaho and Wyoming; and

WHEREAS, by the Eighteenth Supplemental Indenture, the Company-Montana appointed (i) W.T. Cunningham as Co-Trustee in succession to said P.J. Crowley, resigned, under the Mortgage and W.T. Cunningham accepted the appointment as Co-Trustee under the Mortgage in succession to said P.J. Crowley, and (ii) The Bank of New York as Corporate Trustee in succession to Morgan Guaranty Trust Company of New York, resigned, under the Mortgage and The Bank of New York accepted the appointment as Corporate Trustee under the Mortgage in succession to said Morgan Guaranty Trust Company of New York, which supplemental indenture was recorded in various counties in the states of Montana, Idaho and Wyoming; and

WHEREAS, an instrument dated March 29, 1999 was executed by the Company-Montana appointing Douglas J. MacInnes as Co-Trustee in succession to said W.T. Cunningham, resigned, under the Mortgage and by Douglas J. MacInnes accepting the appointment as Co-Trustee under the Mortgage in succession to said W.T. Cunningham, which instrument was recorded in various counties in the states of Montana, Idaho and Wyoming; and

WHEREAS, by the Twenty-third Supplemental Indenture, the Company appointed MaryBeth Lewicki as Co-Trustee in succession to said Douglas J. MacInnes, resigned, under the Mortgage and MaryBeth Leweicki accepted the appointment as Co-Trustee under the Mortgage in succession to said Douglas J. MacInnes;

WHEREAS, the Company-New Jersey or the Company-Montana has heretofore issued, in accordance with the provisions of the Mortgage, the following series of First Mortgage Bonds:

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Series	Principal Amount Issued	Principal Amount Outstanding
2-7/8% Series due 1975	$40,000,000	NONE
3-1/8% Series due 1984	6,000,000	NONE
4-1/2% Series due 1989	15,000,000	NONE
8-1/4% Series due 1974	30,000,000	NONE
7-1/2% Series due 2001 (Fifth)	25,000,000	NONE
8-5/8% Series due 2004	60,000,000	NONE
8-3/4% Series due 1981	30,000,000	NONE
9.60% Series due 2005	35,000,000	NONE
9.70% Series due 2005	65,000,000	NONE
9-7/8% Series due 2009	50,000,000	NONE
11-3/4% Series due 1993	75,000,000	NONE
10/10-1/8% Series due 2004/2014	80,000,000	NONE
8-1/8% Series due 2014	41,200,000	NONE
7.70% Series due 1999 (Fourteenth)	55,000,000	NONE
8-1/4% Series due 2007 (Fifteenth)	55,000,000	$365,000
8.95% Series due 2022 (Sixteenth)	50,000,000	1,446,000
Secured Medium-Term Notes (Seventeenth)	68,000,000	13,000,000
7% Series due 2005 (Eighteenth)	50,000,000	5,386,000
6-1/8% Series due 2023 (Nineteenth)	90,205,000	90,205,000
5.90% Series due 2023 (Twentieth)	80,000,000	80,000,000
0% Series due 1999 (Twenty-first)	210,321,007	NONE
7.30% Series due 2006 (Twenty-second)	150,000,000	150,000,000
Collateral (2002) Series due 2006 (Twenty-third)	280,000,000	NONE(1)

(1)                                  Being paid and surrendered for cancellation concurrently with the execution and delivery of this Twenty-fourth Supplemental Indenture.

which bonds are also hereinafter sometimes called “Bonds of the First through Twenty-third Series”, respectively; and

WHEREAS, Section 8 of the Mortgage provides that the form of each series of bonds (other than the First Series) issued thereunder and of the coupons to be attached to coupon bonds of such series shall be established by Resolution of the Board of Directors of the Company and that the form of such series, as established by said Board of Directors, shall specify the descriptive title of the bonds and various other terms thereof, and may also contain such provisions not inconsistent with the provisions of the Indenture as the Board of Directors may, in its discretion, cause to be inserted therein expressing or referring to the terms and conditions upon which such bonds are to be issued and/or secured under the Indenture; and

WHEREAS, Section 120 of the Mortgage provides, among other things, that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of the Indenture, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and the Company may enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued thereunder, or the Company may cure any ambiguity contained therein or in any supplemental indenture or may (in lieu of establishment by Resolution as provided in Section 8 of the Mortgage) establish the terms and provisions of any series of bonds other than the First Series, by an instrument in writing executed and acknowledged by the Company in such manner as would be necessary to entitle a conveyance of real estate to record in all of the states in which any property at the time subject to the lien of the Indenture shall be situated; and

WHEREAS, the Company now desires to create three new series of bonds and (pursuant to the provisions of Section 120 of the Mortgage) to add to its covenants and

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agreements contained in the Mortgage certain other covenants and agreements to be observed by it and to alter and amend in certain respects the covenants and provisions contained in the Indenture; and

WHEREAS, the execution and delivery by the Company of this Twenty-fourth Supplemental Indenture, and the terms of the Bonds of the Twenty-fourth, Twenty-fifth and Twenty-sixth Series, hereinafter referred to, have been duly authorized by the Board of Directors of the Company by appropriate Resolutions of said Board of Directors.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

That the Company, in consideration of the premises and of $1.00 to it duly paid by the Trustees at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in further evidence of assurance of the estate, title and rights of the Trustees and in order further to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued under the Indenture, according to their tenor and effect and the performance of all the provisions of the Indenture (including any modification made as in the Mortgage provided) and of said bonds, and to confirm the lien of the Mortgage, as heretofore supplemented, on certain after-acquired property, hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms (subject, however, to Excepted Encumbrances as defined in Section 6 of the Mortgage, as heretofore supplemented) unto MaryBeth Lewicki, Co-Trustee, and (to the extent of its legal capacity to hold the same for the purposes hereof) to The Bank of New York, the Corporate Trustee, as Trustees under the Indenture, and to their successor or successors in said trust, and to said Trustees and their successors and assigns forever, all property, real, personal and mixed, of the kind or nature specifically mentioned in the Mortgage, as heretofore supplemented, or of any other kind or nature (whether or not located in the State of Montana), acquired by the Company after the date of the execution and delivery of the Mortgage, as heretofore supplemented (except any herein or in the Mortgage, as heretofore supplemented, expressly excepted), now owned or, subject to the provisions of subsection (I) of Section 87 of the Mortgage, as heretofore supplemented, hereafter acquired by the Company (by purchase, consolidation, merger, donation, construction, erection or in any other way) and wheresoever situated, including (without in anywise limiting or impairing by the enumeration of the same the scope and intent of the foregoing, or of any general description contained in the Indenture) all lands, power sites, flowage rights, water rights, water locations, water appropriations, ditches, flumes, reservoirs, reservoir sites, canals, raceways, dams, dam sites, aqueducts and all other rights or means for appropriating, conveying, storing and supplying water; all rights of way and roads; all plants for the generation of electricity by steam, water and/or other power; all powerhouses, gas plants, street lighting systems, standards and other equipment incidental thereto, telephone, radio and television systems, air-conditioning systems and equipment incidental thereto, water works, water systems, steam heat and hot water plants, substations, lines, service and supply systems, bridges, culverts, tracks, ice or refrigeration plants and equipment, offices, buildings and other structures and the equipment thereof, all machinery, engines, boilers, dynamos, electric, gas and other machines, regulators, meters, transformers, generators, motors, electrical, gas and mechanical appliances, conduits, cables, water, steam heat, gas or other

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pipes, gas mains and pipes, service pipes, fittings, valves and connections, pole and transmission lines, wires, cables, tools, implements, apparatus, furniture and chattels; all franchises, consents or permits, all lines for the transmission and distribution of electric current, gas, steam heat or water for any purpose including towers, poles, wires, cables, pipes, conduits, ducts and all apparatus for use in connection therewith; all real estate, lands, easements, servitudes, licenses, permits, franchises, privileges, rights of way and other rights in or relating to real estate or the occupancy of the same and (except as herein or in the Mortgage, as heretofore supplemented, expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore or in the Mortgage, as heretofore supplemented, described.

TOGETHER with all and singular the tenements, hereditaments, prescriptions, servitudes and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 57 of the Mortgage) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

IT IS HEREBY AGREED by the Company that, subject to the provisions of subsection (I) of Section 87 of the Mortgage, as heretofore supplemented, all the property, rights and franchises acquired by the Company (by purchase, consolidation, merger, donation, construction, erection or in any other way) after the date hereof, except any herein or in the Mortgage, as heretofore supplemented, expressly excepted, shall be and are as fully granted and conveyed hereby and as fully embraced within the lien hereof and the lien of the Mortgage, as heretofore supplemented, as if such property, rights and franchises were now owned by the Company and were specifically described herein and conveyed hereby.

PROVIDED that the following are not and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, hypothecated, affected, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of the Mortgage, as supplemented, viz:  (1) cash, shares of stock, bonds, notes and other obligations and other securities not specifically pledged, paid, deposited, delivered or held under the Mortgage, as supplemented, or covenanted so to be; (2) merchandise, equipment, apparatus, materials or supplies held for the purpose of sale or other disposition in the usual course of business; fuel, oil and similar materials and supplies consumable in the operation of any of the properties of the Company; all aircraft, tractors, rolling stock, trolley coaches, buses, motor coaches, automobiles, motor trucks, and other vehicles and materials and supplies held for the purpose of repairing or replacing (in whole or part) any of the same; (3) bills, notes and accounts receivable, judgments, demands and choses in action, and all contracts, leases and operating agreements not specifically pledged under the Mortgage, as supplemented, or covenanted so to be; the Company’s contractual rights or other interest in or with respect to tires not owned by the Company; (4) the last day of the term of any lease or leasehold which may be or become subject to the

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lien of the Mortgage, as supplemented; (5) electric energy, gas, steam, water, ice, and other materials or products generated, manufactured, produced, purchased or acquired by the Company for sale, distribution or use in the ordinary course of its business; all timber, minerals, mineral rights and royalties and all Gas and Oil Production Property, as defined in Section 4 of the Mortgage, as supplemented; (6) the Company’s franchise to be a corporation; and (7) any property heretofore released pursuant to any provisions of the Indenture and not heretofore disposed of by the Company-New Jersey, the Company-Montana, NorthWestern Energy or the Company; provided, however, that the property and rights expressly excepted from the lien and operation of the Mortgage, as supplemented, in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted in the event and as of the date that either or both of the Trustees or a receiver or trustee shall enter upon and take possession of the Mortgaged and Pledged Property in the manner provided in Article XIII of the Mortgage by reason of the occurrence of a Default as defined in Section 65 thereof.

TO HAVE AND TO HOLD all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, unto the Co-Trustee and (to the extent of its legal capacity to hold the same for the purposes hereto) unto the Corporate Trustee, as Trustees, and their successors and assigns forever.

IN TRUST NEVERTHELESS, for the same purposes and upon the same terms, trusts and conditions and subject to and with the same provisos and covenants as are set forth in the Mortgage, as supplemented, this Twenty-fourth Supplemental Indenture being supplemental thereto.

AND IT IS HEREBY COVENANTED by the Company that all the terms, conditions, provisos, covenants and provisions contained in the Mortgage, as supplemented, shall affect and apply to the property hereinbefore described and conveyed and to the estate, rights, obligations and duties of the Company and the Trustees and the beneficiaries of the trust with respect to said property, and to the Trustees and their successors as Trustees of said property in the same manner and with the same effect as if the said property had been owned by the Company-New Jersey at the time of the execution of the Mortgage, and had been specifically and at length described in and conveyed to the Trustees, by the Mortgage as a part of the property therein stated to be conveyed.

SUBJECT NEVERTHELESS, to the limitation permitted by subsection (I) of Section 87 of the Mortgage, as supplemented, namely, that notwithstanding the foregoing, the Mortgage, as supplemented, shall not become or be or be required to become or be a lien upon any of the properties or franchises owned by the Company on the Transfer Date or thereafter acquired by the Company (by purchase, consolidation, merger, donation, construction, erection or in any other way) except (a) those acquired by it from NorthWestern Energy, and improvements, extensions and additions thereto and renewals and replacements thereof, (b) the property made and used by the Company as the basis under any of the provisions of the Indenture for the authentication and delivery of additional bonds or the withdrawal of cash or the release of property or a credit under Section 39 or Section 40 of the

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Indenture, and (c) such franchises, repairs and additional property as may be acquired, made or constructed by the Company (1) to maintain, renew and preserve the franchises covered by the Indenture, or (2) to maintain the property mortgaged and intended to be mortgaged under the Indenture as an operating system or systems in good repair, working order and condition, or (3) in rebuilding or renewal of property, subject to the Lien under the Indenture, damaged or destroyed, or (4) in replacement of or substitution for machinery, apparatus, equipment, frames, towers, poles, wire, pipe, tools, implements and furniture, subject to the Lien thereunder, which shall have become old, inadequate, obsolete, worn out, unfit, unadapted, unserviceable, undesirable or unnecessary for use in the operation of the property mortgaged and intended to be mortgaged thereunder.

The Company further covenants and agrees to and with the Trustees and their successors in said trust under the Indenture, as follows:

ARTICLE I

Twenty-fourth Series of Bonds

SECTION 1.1  There shall be a series of bonds designated “Collateral (2004) Series A, due 2009” (such series herein sometimes referred to as the “Twenty-fourth Series” and the bonds of such series herein sometimes referred to as the “Bonds of the Twenty-fourth Series”) each of which shall also bear the descriptive title “First Mortgage Bond”, and the form thereof, which as established by Resolution of the Board of Directors of the Company, shall be substantially as provided in Exhibit A attached hereto and, thereby, shall contain suitable provisions with respect to the matters hereinafter in this Section specified.

Bonds of the Twenty-fourth Series shall be issued to Lehman Commercial Paper Inc., as collateral agent (together with its successors in such capacity, the “Collateral Agent”) under the Bond Delivery and Collateral Agreement, dated as of November 1, 2004 (as amended or otherwise modified, or as waived, or as replaced in each case, from time to time in accordance with its terms, the “Collateral Agreement”), between the Company and the Collateral Agent, to secure the obligations of the Company to pay when due the Revolving Credit Applicable Share (as hereinafter defined) of the Revolving Credit Obligations (as hereinafter defined) under the Credit Agreement, dated as of November 1, 2004 (as amended or otherwise modified, or as waived, or as replaced, in each case, from time to time in accordance with its terms, the “Credit Agreement”), among the Company, the several lenders from time to time parties thereto (the “Lenders”), Lehman Brothers Inc. and Deutsche Bank Securities, Inc., as joint lead arrangers and joint bookrunners, Deutsche Bank Securities Inc., as syndication agent, Union Bank of California, N.A. and KeyBank National Association, as co-documentation agents, Lehman Commercial Paper Inc., as administrative agent (in such capacity, the “Administrative Agent”) and the Collateral Agent.

As used herein, “Revolving Credit Obligations” means the obligations of the Company (A) to pay (i) principal of and interest on (a) the Revolving Credit Loans (as defined in the Credit Agreement), (b) the Swing Line Loans (as defined in the Credit

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Agreement), and (c) drawings under Letters of Credit that are not reimbursed pursuant to and in accordance with the Credit Agreement (collectively, “Revolving Loans”), (ii) commitment fees on the average daily amount of the unused Total Revolving Credit Commitments (as defined in the Credit Agreement); and (iii) letter of credit fees on the amount available to be drawn under Letters of Credit (as defined in the Credit Agreement), and (B) to cash collateralize Letters of Credit pursuant to and in accordance with Section 8 of the Credit Agreement..

As used herein, “Revolving Credit Applicable Share” means, as of any day, a fraction (expressed as a percentage rounded to the second decimal place), (i) the numerator of which is the aggregate principal amount of the Bonds of the Twenty-fourth Series that are Outstanding on such day, and (ii) the denominator of which is the sum of (a) the aggregate principal amount of the Bonds of the Twenty-fourth Series that are Outstanding on such day, plus (b) the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series A, due 2009, of the Company (the “South Dakota Revolving Credit Bonds”) that are outstanding on such day under the Company’s Mortgage Indenture and Deed of Trust, dated as of August 1, 1993, relating (among other things) to property owned by the Company in the States of South Dakota, Nebraska, Iowa and North Dakota (as amended and supplemented, the “South Dakota Mortgage”).  Simultaneously with the issuance and registration of the Bonds of the Twenty-fourth Series in the name of the Collateral Agent (for the same purpose), the South Dakota Revolving Credit Bonds will be issued to the Collateral Agent to secure the Revolving Credit Obligations under the Credit Agreement.  Initially, the Revolving Credit Applicable Share will be 72.00% (being the expression as a percentage (rounded to the second decimal place) of a fraction, the numerator of which is $90,000,000 (the aggregate principal amount of the Bonds of the Twenty-fourth Series that are to be issued and become Outstanding) and the denominator of which is $125,000,000 (the sum of $90,000,000, the aggregate principal amount of the Bonds of the Twenty-fourth Series that are to be issued and become Outstanding, plus $35,000,000, the aggregate principal amount of the South Dakota Revolving Credit Bonds that are to be issued and become outstanding under the South Dakota Mortgage simultaneously with the issuance of the Bonds of the Twenty-fourth Series).  Pursuant to the Collateral Agreement, the Collateral Agent has agreed to furnish to the Corporate Trustee (with a copy to the Company) as soon as practicable after any change in the Revolving Credit Applicable Share, a certificate, signed by a person purporting to be its duly authorized officer, notifying the Corporate Trustee of such change in the Revolving Credit Applicable Share (a “Revolving Credit Applicable Share Certificate”).  Each Revolving Credit Applicable Share Certificate shall set forth (i) the changed Revolving Credit Applicable Share, (ii) the date such change occurred, (iii) the aggregate principal amount of the Bonds of the Twenty-fourth Series then Outstanding, and (iv) the aggregate principal amount of the South Dakota Revolving Credit Bonds then outstanding under the South Dakota Mortgage.  The Corporate Trustee may conclusively presume that the Revolving Credit Applicable Share is 72.00% unless and until the Corporate Trustee receives a Revolving Credit Applicable Share Certificate.  Following receipt by the Corporate Trustee of a Revolving Credit Applicable Share Certificate, the Corporate Trustee may conclusively presume that the Revolving Credit Applicable Share is as set forth in such Revolving Credit Applicable Share Certificate unless and until the Corporate Trustee

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receives a subsequent Revolving Credit Applicable Share Certificate (and the Corporate Trustee shall be fully protected in relying thereon).

Bonds of the Twenty-fourth Series shall mature on November 1, 2009 (the “Revolving Credit Maturity Date”), with the unpaid principal of the Bonds of the Twenty-fourth Series to be payable on the Revolving Credit Maturity Date; they shall be issued as fully registered bonds in denominations of One Thousand Dollars or in any integral multiple of One Dollar in excess of One Thousand Dollars; the unpaid principal amount of the Bonds of the Twenty-fourth Series shall bear interest (i) with respect to the portion or amount of such principal that is equal to the principal amount of Revolving Loans, at one or more variable interest rates per annum which rate or rates for each day shall be equal to the rate or rates per annum borne by Revolving Loans in accordance with the Credit Agreement for such day (calculated in the manner provided in the Credit Agreement for the calculation of interest on Revolving Loans), payable on each day on which interest is payable on Revolving Loans in accordance with the Credit Agreement (and in an amount equal to the Revolving Credit Applicable Share of the amount of interest that is payable on Revolving Loans on such day in accordance with the Credit Agreement), (ii) with respect to the portion or amount of such principal (in excess of the amount described in the preceding clause (i)) that is equal to the Revolving Credit Applicable Share of the unused Total Revolving Credit Commitments (as defined in the Credit Agreement), at one or more variable interest rates per annum which rate or rates for any day shall be equal to the rate or rates per annum at which commitment fees are payable under the Credit Agreement on the unused Total Revolving Credit Commitments, payable on each day on which commitment fees are payable under the Credit Agreement (and in an amount equal to the Revolving Credit Applicable Share of the amount of commitment fees that is payable under the Credit Agreement on such day), and (iii) with respect to the portion or amount of such principal (in excess of the amounts described in the preceding clauses (i) and (ii)) that is equal to the Revolving Credit Applicable Share of the amount available to be drawn under Letters of Credit (as defined in the Credit Agreement), at one or more variable interest rates per annum which rate or rates for each day shall be equal to the rate or rates per annum at which letter of credit fees are payable under the Credit Agreement on the amount available to be drawn under Letters of Credit, payable on each day on which letter of credit fees are payable under the Credit Agreement (and in an amount equal to the Revolving Credit Applicable Share of the amount of letter of credit fees that is payable under the Credit Agreement on such day), in each case, to the Collateral Agent, as the registered owner, without regard to, or necessity for, any record date; the principal of and interest on each said Bond to be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts.  Bonds of the Twenty-fourth Series shall be dated as in Section 10 of the Mortgage provided.

At the option of the registered owner, any Bonds of the Twenty-fourth Series, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, shall be exchangeable for a like aggregate principal amount of bonds of the same series of other authorized denominations.

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Bonds of the Twenty-fourth Series shall not be transferable except to any successor Collateral Agent under the Collateral Agreement.  As a condition precedent to any transfer of the Bonds of the Twenty-fourth Series by the Collateral Agent, the Collateral Agent shall submit to the Company, the Corporate Trustee and, if applicable, any bond registrar or transfer agent for the Bonds of the Twenty-fourth Series (in addition to all other documents and instruments required to be submitted pursuant to the Mortgage) a certificate of the Collateral Agent, signed by a person purporting to be its duly authorized officer, certifying that the transferee in such transfer is a successor Collateral Agent under the Collateral Agreement (and the Corporate Trustee may conclusively presume the statements in any such certificate of the Collateral Agent to be correct and shall be fully protected in relying thereon).

Any transfer of Bonds of the Twenty-fourth Series (i) shall be subject to the provisions of Section 12 of the Mortgage, except that the provisions of the last two sentences of such Section 12 shall not be applicable to any transfer of Bonds of the Twenty-fourth Series to a successor Collateral Agent under the Collateral Agreement (and the Company hereby waives the provisions of such sentences with respect to any such transfer), and (ii) shall be made at the office or agency of the Company in the Borough of Manhattan, The City of New York.

The Company hereby waives any right to make any charge for any exchange or transfer of Bonds of the Twenty-fourth Series by the Collateral Agent, whether to reimburse itself for any tax or taxes or other governmental charge or otherwise (it being understood that the Company shall pay any tax or taxes or governmental or other charge which may be payable by reason of any exchange or transfer of Bonds of the Twenty-fourth Series by the Collateral Agent).

The Company has appointed The Bank of New York as its agent to receive Bonds of the Twenty-fourth Series presented or surrendered for payment, to receive Bonds of the Twenty-fourth Series surrendered for registration of transfer or exchange and to receive notices and demands to or upon the Company in respect of the Bonds of the Twenty-fourth Series and the Indenture; and the corporate trust office of The Bank of New York in the Borough of Manhattan, The City of New York shall be the office or agency of the Company in the Borough of Manhattan, The City of New York at which such presentations, surrenders, notices and demands may be made or served.

Upon the delivery of this Twenty-fourth Supplemental Indenture, Bonds of the Twenty-fourth Series in the aggregate principal amount of $90,000,000 (as reduced from time to time in the manner hereinafter described in subdivisions II and III below, the “Maximum Principal Amount”) are to be issued forthwith and will be Outstanding in addition to the bonds hereinbefore stated to be Outstanding.

Bonds of the Twenty-fourth Series shall be subject to the following terms and conditions (including, without limitation, redemption terms and conditions):

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(I)                                    From time to time after the issuance of the Bonds of the Twenty-fourth Series, and as Revolving Loans are prepaid and reborrowed subject to and in accordance with the Credit Agreement, (A) for purposes of determining the amount of principal payable by the Company with respect to the Bonds of the Twenty-fourth Series, the unpaid principal amount of the Bonds of the Twenty-fourth Series at any time shall be deemed to be equal to the Revolving Credit Applicable Share of the unpaid principal amount of the Revolving Loans at such time, plus, if an acceleration of the Revolving Loans shall be in effect in accordance with the Credit Agreement at such time, the amount of cash collateral required to be provided by the Company pursuant to Section 8 of the Credit Agreement in respect of Letters of Credit, and (B) for all other purposes of the Indenture (including, without limitation, the determination of the amount of principal on which interest is payable and the determination of the principal amount with respect to which the Collateral Agent, as registered owner, is entitled to vote or otherwise exercise rights as registered owner), the Bonds of the Twenty-fourth Series shall be deemed to be “Outstanding” at any time in an aggregate principal amount equal to the Maximum Principal Amount at such time.  Pursuant to (and by reason of the provisions of Section 10.2 of) the Credit Agreement, the Administrative Agent has agreed to submit to the Corporate Trustee (with copies to the Collateral Agent and the Company), from time to time promptly after the request of the Corporate Trustee or the Company, a written statement, signed by a person purporting to be its duly authorized officer (an “Unpaid Principal Amount Statement”) stating the unpaid principal amount of the Revolving Loans (and, as a consequence, of the principal amount of the Bonds of the Twenty-fourth Series payable by the Company) as of the date of such Unpaid Principal Amount Statement, setting forth the portions or amounts of the Revolving Loans that are Revolving Credit Loans, Swing Line Loans and unreimbursed drawings under Letters of Credit.  The Corporate Trustee may conclusively presume the statements contained in each Unpaid Principal Amount Statement to be correct (and the Corporate Trustee shall be fully protected in relying thereon).

(II)                                The Maximum Principal Amount on and as of the date of original issuance of the Bonds of the Twenty-fourth Series shall be $90,000,000 (which amount shall be equal to the Revolving Credit Applicable Share of the Total Revolving Credit Commitments on and as of such date) and thereafter shall be reduced from time to time upon each Revolving Credit Commitment Redemption (as hereinafter defined in subdivision III below) and each Revolving Credit Event of Default Commitment Termination Redemption (as hereinafter defined in subdivision III below), in each case, by an amount equal to the aggregate principal amount of the Bonds of the Twenty-fourth Series that are deemed to have been redeemed pursuant to such Revolving Credit Commitment Redemption or such Revolving Credit Event of Default Commitment Termination Redemption.

(III)                            Bonds of the Twenty-fourth Series shall be subject to redemption as follows (but shall not otherwise be or become subject to redemption, whether at the option of the holders thereof or the Company or pursuant to any other requirements or provisions of the Indenture):  (A) on each day on which there is a permanent reduction or termination of the Revolving Credit Commitments (as defined in the Credit Agreement) pursuant to Section 2.10 of the Credit Agreement, Bonds of the Twenty-fourth Series shall be deemed to have

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been redeemed in an aggregate principal amount equal to the Revolving Credit Applicable Share of the amount of such permanent reduction or termination of the Revolving Credit Commitments pursuant to such Section 2.10 (a “Revolving Credit Commitment Redemption”); (B) on each day on which the Revolving Credit Commitments are permanently terminated pursuant to Section 8 of the Credit Agreement, Bonds of the Twenty-fourth Series shall be deemed to have been redeemed in an aggregate principal amount which, after giving effect to such termination, results in the Maximum Principal Amount of the Bonds of Twenty-fourth Series being equal to the Revolving Credit Applicable Share of the sum of the principal amount of the Revolving Loans then outstanding under the Credit Agreement and the amount then available to be drawn under Letters of Credit (a “Revolving Credit Event of Default Commitment Termination Redemption”); and (C) on each day on which the Revolving Loans are accelerated in accordance with the Credit Agreement (an “Acceleration Redemption Date”), the entire aggregate principal amount of the Bonds of the Twenty-fourth Series shall be subject to mandatory redemption by the Company (an “Acceleration Redemption”); in each case, without any necessity for notice or call by the Company or by the Corporate Trustee (such notice and call being waived by the registered owners of the Bonds of the Twenty-fourth Series by the acceptance of the Bonds of the Twenty-fourth Series and in connection with each Redemption Demand hereinafter described); provided, however, that in the event of a reinstatement of the Revolving Credit Commitments or a rescission or annulment of the acceleration of the Revolving Loans pursuant to the Credit Agreement or otherwise, the related Revolving Credit Event of Default Commitment Termination Redemption or the related Acceleration Redemption shall be deemed to be rescinded or annulled, without prejudice to the occurrence of another Revolving Credit Event of Default Commitment Termination Redemption or another Acceleration Redemption upon and by reason of a subsequent termination of the Revolving Credit Commitments pursuant to Section 8 of the Credit Agreement or another acceleration of the Revolving Loans in accordance with the Credit Agreement.  Acceleration Redemption of the Bonds of the Twenty-fourth Series on an Acceleration Redemption Date shall be at a redemption price equal to the principal amount (determined in accordance with the provisions of subdivision II above) of the Bonds of the Twenty-fourth Series that is then payable by the Company (without premium), together with interest accrued on said principal to and including such Acceleration Redemption Date (collectively, an “Acceleration Redemption Amount”); and such Acceleration Redemption Amount shall be due and payable on such Acceleration Redemption Date.  In the event of any failure by the Company to pay when due an Acceleration Redemption Amount, interest shall accrue on such unpaid Acceleration Redemption Amount at the rates (and in amounts equal to the Revolving Credit Applicable Share of the amounts) of interest that accrue on the corresponding unpaid principal of and interest on the Revolving Loans in accordance with the Credit Agreement.

The Corporate Trustee may conclusively presume that no redemption of Bonds of the Twenty-fourth Series is deemed to have occurred or resulted in a reduction of the Maximum Principal Amount (in the case of a Revolving Credit Commitment Redemption or a Revolving Credit Event of Default Commitment Termination Redemption) or is required to occur (in the case of an Acceleration Redemption) unless and until it shall have received a written notice from the Administrative Agent, signed by a person purporting to be its duly

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authorized officer, stating that the Revolving Credit Commitments have been permanently reduced or terminated pursuant to Section 2.10 of the Credit Agreement or the Revolving Credit Commitments have been permanently terminated pursuant to Section 8 of the Credit Agreement or the Revolving Loans have been accelerated in accordance with the Credit Agreement (a “Redemption Demand”).  Each Redemption Demand also shall (i) state the date on which the Revolving Credit Commitments were permanently reduced or terminated pursuant to Section 2.10 of the Credit Agreement or the Revolving Credit Commitments were permanently terminated pursuant to Section 8 of the Credit Agreement or the Revolving Loans were accelerated, (ii) the amount by which the Revolving Credit Commitments were so permanently reduced or terminated and the Maximum Principal Amount (determined in accordance with this Twenty-fourth Supplemental Indenture) after giving effect to the related and deemed redemption of Bonds of the Twenty-fourth Series or the principal amount of the Revolving Loans subject to acceleration on such date, (iii) the principal amount of Bonds of the Twenty-fourth Series that are deemed to have been redeemed or are to be redeemed on such date in accordance with this Twenty-fourth Supplemental Indenture by reason of such permanent reduction or termination of the Revolving Credit Commitments and such reduction of the Maximum Principal Amount or such acceleration of the Revolving Loans, and (iv) in the case of an Acceleration Redemption, the Acceleration Redemption Amount payable with respect to the Bonds of the Twenty-fourth Series (determined in accordance with this Twenty-fourth Supplemental Indenture) and setting forth the amounts of the respective portions thereof representing principal of and interest on the Bonds of the Twenty-fourth Series.  Each Redemption Demand shall be deemed to constitute a written waiver by the Collateral Agent, as registered owner of all Bonds of the Twenty-fourth Series then Outstanding, of notice of redemption and call for redemption by the Company or the Corporate Trustee of the Bonds of the Twenty-fourth Series subject to redemption as described in such Redemption Demand.  The Corporate Trustee may conclusively presume the statements contained in each Redemption Demand to be correct (and the Corporate Trustee shall be fully protected in relying thereon).

The Corporate Trustee may conclusively presume that no rescission or annulment of a Revolving Credit Event of Default Commitment Termination Redemption or an Acceleration Redemption (in respect of which the Corporate Trustee has received a Redemption Demand) is required unless and until it shall have received a written notice from the Administrative Agent, signed by a person purporting to be its duly authorized officer, stating that the termination of the Revolving Credit Commitments pursuant to Section 8 of the Credit Agreement or the acceleration of the Revolving Loans has been rescinded or annulled in accordance with the Credit Agreement or otherwise (a “Rescission Notice”).  Each Rescission Notice also shall state the date on which the termination of the Revolving Credit Commitments pursuant to Section 8 of the Credit Agreement or the acceleration of the Revolving Loans was rescinded or annulled in accordance with the Credit Agreement or otherwise and, as consequence, the redemption of the Bonds of the Twenty-fourth Series was rescinded or annulled in accordance with this Twenty-fourth Supplemental Indenture.  The Corporate Trustee may conclusively presume the statements contained in any Rescission Notice to be correct (and the Corporate Trustee shall be fully protected in relying thereon).

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Pursuant to (and by reason of the provisions of Section 10.2 of) the Credit Agreement, the Administrative Agent has agreed to submit to the Corporate Trustee (with copies to the Collateral Agent and the Company) (i) a Redemption Demand with respect to, and in connection with, each event that gives rise to a redemption (deemed or actual) of Bonds of the Twenty-fourth Series, and (ii) a Rescission Notice in connection with any event that gives rise to the rescission or annulment of a Revolving Credit Event of Default Commitment Termination Redemption or an Acceleration Redemption.  Pursuant to the Collateral Agreement, the Collateral Agent has agreed, upon written request of the Company and so long as no Default or Event of Default described in Section 8(f) of the Credit Agreement shall have occurred and be continuing, to surrender or exchange its Bond or Bonds of the Twenty-fourth Series, from time to time (including, without limitation, promptly following each redemption of Bonds of the Twenty-fourth Series that is deemed to occur (in the case of a Revolving Credit Commitment Redemption or a Revolving Credit Event of Default Commitment Termination Redemption) or that occurs (in the case of an Acceleration Redemption) in accordance with this Twenty-fourth Supplemental Indenture), so that at all times the Collateral Agent is holding one or more Bond or Bonds of the Twenty-fourth Series in an aggregate principal amount equal to, but not in excess of, the Maximum Principal Amount of the Bonds of the Twenty-fourth Series at such times.

(IV)                            It is expressly stated (for the avoidance of any doubt) that, notwithstanding anything herein or in any Bond of the Twenty-fourth Series to the contrary (other than the provisions of subdivision VI below), each payment of principal of or interest on the Bonds of the Twenty-fourth Series that becomes due and payable on any day in accordance with this Twenty-fourth Supplemental Indenture (whether by reason of stated due date, acceleration, redemption or otherwise) shall correspond to, and be equal to the Revolving Credit Applicable Share of, a payment of Revolving Credit Obligations that becomes due and payable on such day in accordance with the Credit Agreement.

(V)                                The obligation of the Company to make each payment of principal of or interest on the Bonds of the Twenty-fourth Series that becomes due and payable in accordance with this Twenty-fourth Supplemental Indenture (A) shall be fully satisfied and discharged if the corresponding payment of the Revolving Credit Obligations shall have been fully paid under and in accordance with the Credit Agreement, and (B) shall be partially satisfied and discharged if the corresponding payment of the Revolving Credit Obligations shall have been partially paid under and in accordance with the Credit Agreement (such partial satisfaction and discharge with respect to the Bonds of the Twenty-fourth Series to be in an amount equal to the Revolving Credit Applicable Share of the amount of such partial payment with respect to the Revolving Credit Obligations).  The Corporate Trustee may conclusively presume that the obligation of the Company to make payments with respect to the principal of and interest on the Bonds of the Twenty-fourth Series has been fully satisfied and discharged unless and until the Corporate Trustee shall have received a written notice from the Administrative Agent, signed by a person purporting to be its duly authorized officer, stating (i) that the Company has failed to make timely payment in full or in part of an amount of Revolving Credit Obligations which became due and payable in accordance with the Credit Agreement, (ii) the amount and date of such payment of Revolving Credit

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Obligations which the Company has failed to make in accordance with the Credit Agreement, and (iii) the amount of principal of and/or interest on the Bonds of the Twenty-fourth Series which, in accordance with this Twenty-fourth Supplemental Indenture, has not been satisfied and discharged by reason of such failure of the Company.  The Corporate Trustee may conclusively presume the statements contained in any such notice from the Administrative Agent to be correct unless and until the Corporate Trustee shall receive a subsequent and/or modified notice from the Administrative Agent pursuant to and in accordance with this subdivision (V) (and the Corporate Trustee shall be fully protected in relying thereon).  Without limitation of the foregoing, and for the avoidance of any doubt, it is expressly stated that the Corporate Trustee shall not be responsible for (i) the calculation of interest on the Bonds of the Twenty-fourth Series, or (ii) the determination of any amount (including, without limitation, any amount of the Revolving Credit Obligations) that is payable or paid under the Credit Agreement.

(VI)                            Nothing herein or in any of the Bonds of the Twenty-fourth Series (including, without limitation, any reference to the principal payable with respect to the Bonds of the Twenty-fourth Series being determined on the basis of the Revolving Credit Applicable Share of the principal payable with respect to the Revolving Credit Obligations) shall, or shall be deemed or construed to, increase the aggregate principal amount of the Bonds of the Twenty-fourth Series that are Outstanding at any time to an amount in excess of the Maximum Principal Amount at such time.

ARTICLE II

Twenty-fifth Series of Bonds

SECTION 2.1  There shall be a series of bonds designated “Collateral (2004) Series B, due 2011” (such series herein sometimes referred to as the “Twenty-fifth Series” and the bonds of such series herein sometimes referred to as the “Bonds of the Twenty-fifth Series”) each of which shall also bear the descriptive title “First Mortgage Bond”, and the form thereof, which as established by Resolution of the Board of Directors of the Company, shall be substantially as provided in Exhibit B attached hereto and, thereby, shall contain suitable provisions with respect to the matters hereinafter in this Section specified.

Bonds of the Twenty-fifth Series shall be issued to the Collateral Agent to secure the obligations of the Company to pay when due the Term Loan Applicable Share (as hereinafter defined) of the principal of and interest on the term loans (the “Term Loans”) made and outstanding under the Credit Agreement.

As used herein, “Term Loan Applicable Share” means, as of any day, a fraction (expressed as a percentage rounded to the second decimal place), (i) the numerator of which is the aggregate principal amount of the Bonds of the Twenty-fifth Series that are Outstanding on such day, and (ii) the denominator of which is the sum of (a) the aggregate principal amount of the Bonds of the Twenty-fifth Series that are Outstanding on such day, plus (b) the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series B, due 2011, of the Company (the “South Dakota Term Loan Bonds”) that are

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outstanding on such day under the Company’s South Dakota Mortgage.  Simultaneously with the issuance and registration of the Bonds of the Twenty-fifth Series in the name of the Collateral Agent (for the same purpose), the South Dakota Term Loan Bonds will be issued to the Collateral Agent to secure the obligations of the Company to pay when due a portion of the principal of and interest on the Term Loans.  Initially, the Term Loan Applicable Share will be 72.00% (being the expression as a percentage (rounded to the second decimal place) of a fraction, the numerator of which is $72,000,000 (the aggregate principal amount of the Bonds of the Twenty-fifth Series that are to be issued and become Outstanding) and the denominator of which is $100,000,000 (the sum of $72,000,000, the aggregate principal amount of the Bonds of the Twenty-fifth Series that are to be issued and become Outstanding, plus $28,000,000, the aggregate principal amount of the South Dakota Term Loan Bonds that are to be issued and become outstanding under the South Dakota Mortgage simultaneously with the issuance of the Bonds of the Twenty-fifth Series).  Pursuant to the Collateral Agreement, the Collateral Agent has agreed to furnish to the Corporate Trustee (with a copy to the Company) as soon as practicable after any change in the Term Loan Applicable Share, a certificate, signed by a person purporting to be its duly authorized officer, notifying the Corporate Trustee of such change in the Term Loan Applicable Share (a “Term Loan Applicable Share Certificate”).  Each Term Loan Applicable Share Certificate shall set forth (i) the changed Term Loan Applicable Share, (ii) the date such change occurred, (iii) the aggregate principal amount of the Bonds of the Twenty-fifth Series then Outstanding, and (iv) the aggregate principal amount of the South Dakota Term Loan Bonds then outstanding under the South Dakota Mortgage.  The Corporate Trustee may conclusively presume that the Term Loan Applicable Share is 72.00% unless and until the Corporate Trustee receives a Term Loan Applicable Share Certificate.  Following receipt by the Corporate Trustee of a Term Loan Applicable Share Certificate, the Corporate Trustee may conclusively presume that the Term Loan Applicable Share is as set forth in such Term Loan Applicable Share Certificate unless and until the Corporate Trustee receives a subsequent Term Loan Applicable Share Certificate (and the Corporate Trustee shall be fully protected in relying thereon).

Bonds of the Twenty-fifth Series shall mature on November 1, 2011 (the “Term Loan Maturity Date”), with (i) an installment of the principal of the Bonds of the Twenty-fifth Series in an amount equal to $180,000 (said amount representing one quarter of one percent (0.25%) of the original aggregate principal amount of the Bonds of the Twenty-fifth Series) to be payable on each March 31, June 30, September 30 and December 31, commencing March 31, 2005 and continuing through and including September 30, 2010, (ii) an installment of the principal amount of the Bonds of the Twenty-fifth Series in an amount equal to $16,920,000 (said amount representing twenty-three and one-half percent (23.5%) of the original aggregate principal amount of the Bonds of the Twenty-fifth Series) to be payable on December 31, 2010, March 31, 2011 and June 30, 2011, and (iii) the balance of the principal of the Bonds of the Twenty-fifth Series to be payable on the Term Loan Maturity Date (in each case, unless an equal installment or balance of principal of the Term Loans is not due and payable on such day or on the Term Loan Maturity Date, as applicable, in accordance with the Credit Agreement by reason of prior prepayment of the Term Loans (in which event, there shall be due and payable on the

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Bonds of the Twenty-fifth Series on such day or on the Term Loan Maturity Date, as applicable, an amount of principal of said Bonds equal to the Term Loan Applicable Share of the amount of principal of the Term Loans that is payable on such day or on the Term Loan Maturity Date, as applicable, in accordance with the Credit Agreement)); they shall be issued as fully registered bonds in denominations of One Thousand Dollars or in any integral multiple of One Dollar in excess of One Thousand Dollars; the unpaid principal amount of the Bonds of the Twenty-fifth Series shall bear interest at one or more variable interest rates per annum which rate or rates for each day shall be equal to the rate or rates per annum borne by the Term Loans in accordance with the Credit Agreement for such day (calculated in the manner provided in the Credit Agreement for the calculation of interest on the Term Loans), payable on each day on which interest is payable on the Term Loans in accordance with the Credit Agreement (and in an amount equal to the Term Loan Applicable Share of the amount of interest that is payable on the Term Loans on such day in accordance with the Credit Agreement) to the Collateral Agent, as the registered owner, without regard to, or necessity for, any record date; the principal of and interest on each said Bond to be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts.  Bonds of the Twenty-fifth Series shall be dated as in Section 10 of the Mortgage provided.

For the avoidance of any doubt, it is expressly stated that scheduled amortization payments with respect to the Bonds of the Twenty-fifth Series (as specified for the Bonds of the Twenty-fifth Series prior to the Term Loan Maturity Date pursuant to the preceding paragraph of this Section 2.1) shall not constitute a redemption in part of the Bonds of the Twenty-fifth Series for purposes of Section 53 of the Mortgage (as supplemented) (and, therefore, surrender of the Bonds of the Twenty-fifth Series shall not be a condition to the receipt by the registered owners of the Bonds of the Twenty-fifth Series of such scheduled amortization payments).

At the option of the registered owner, any Bonds of the Twenty-fifth Series, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, shall be exchangeable for a like aggregate principal amount of bonds of the same series of other authorized denominations.

Bonds of the Twenty-fifth Series shall not be transferable except to any successor Collateral Agent under the Collateral Agreement.  As a condition precedent to any transfer of the Bonds of the Twenty-fifth Series by the Collateral Agent, the Collateral Agent shall submit to the Company, the Corporate Trustee and, if applicable, any bond registrar or transfer agent for the Bonds of the Twenty-fifth Series (in addition to all other documents and instruments required to be submitted pursuant to the Mortgage) a certificate of the Collateral Agent, signed by a person purporting to be its duly authorized officer, certifying that the transferee in such transfer is a successor Collateral Agent under the Collateral Agreement (and the Corporate Trustee may conclusively presume the statements in any such certificate of the Collateral Agent to be correct and shall be fully protected in relying thereon).

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Any transfer of Bonds of the Twenty-fifth Series (i) shall be subject to the provisions of Section 12 of the Mortgage, except that the provisions of the last two sentences of such Section 12 shall not be applicable to any transfer of Bonds of the Twenty-fifth Series to a successor Collateral Agent under the Collateral Agreement (and the Company hereby waives the provisions of such sentences with respect to any such transfer), and (ii) shall be made at the office or agency of the Company in the Borough of Manhattan, The City of New York.

The Company hereby waives any right to make any charge for any exchange or transfer of Bonds of the Twenty-fifth Series by the Collateral Agent, whether to reimburse itself for any tax or taxes or other governmental charge or otherwise (it being understood that the Company shall pay any tax or taxes or governmental or other charge which may be payable by reason of any exchange or transfer of Bonds of the Twenty-fifth Series by the Collateral Agent).

The Company has appointed The Bank of New York as its agent to receive Bonds of the Twenty-fifth Series presented or surrendered for payment, to receive Bonds of the Twenty-fifth Series surrendered for registration of transfer or exchange and to receive notices and demands to or upon the Company in respect of the Bonds of the Twenty-fifth Series and the Indenture; and the corporate trust office of The Bank of New York in the Borough of Manhattan, The City of New York shall be the office or agency of the Company in the Borough of Manhattan, The City of New York at which such presentations, surrenders, notices and demands may be made or served.

Upon the delivery of this Twenty-fourth Supplemental Indenture, Bonds of the Twenty-fifth Series in the aggregate principal amount of $72,000,000 are to be issued forthwith and will be Outstanding in addition to the bonds hereinbefore stated to be Outstanding.

Bonds of the Twenty-fifth Series shall be subject to the following redemption and other terms and conditions:

(I)                                    Bonds of the Twenty-fifth Series shall be subject to redemption as follows (but shall not otherwise be or become subject to redemption, whether at the option of the holders thereof or the Company or pursuant to any other requirements or provisions of the Indenture):  (A) on each day on which the Term Loans are prepaid in accordance with the Credit Agreement, Bonds of the Twenty-fifth Series shall be deemed to have been redeemed in an aggregate principal amount equal to the Term Loan Applicable Share of the aggregate principal amount of the Term Loans that are so prepaid on such day (a “Term Loan Prepayment Redemption”); and (B) on each day on which the Term Loans are accelerated in accordance with the Credit Agreement (an “Acceleration Redemption Date”), the entire aggregate principal amount of the Bonds of the Twenty-fifth Series shall be subject to mandatory redemption by the Company (an “Acceleration Redemption”); in each case, without any necessity for notice or call by the Company or by the Corporate Trustee (such notice and call being waived by the registered owners of the Bonds of the Twenty-fifth Series by the acceptance of the Bonds of the Twenty-fifth Series and in connection with each

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Redemption Demand hereinafter described); provided, however, that in the event of a rescission or annulment of an acceleration of the Term Loans pursuant to the Credit Agreement or otherwise, the related Acceleration Redemption shall be deemed to be rescinded or annulled (without prejudice to the occurrence of another Acceleration Redemption upon and by reason of a subsequent acceleration of the Term Loans in accordance with the Credit Agreement).  Acceleration Redemption of Bonds of the Twenty-fifth Series on an Acceleration Redemption Date shall be at a redemption price equal to the principal amount of the Bonds of the Twenty-fifth Series (without premium), together with interest accrued on said principal to and including such Acceleration Redemption Date (collectively, an “Acceleration Redemption Amount”); and such Acceleration Redemption Amount shall be due and payable on the Bonds of the Twenty-fifth Series on such Acceleration Redemption Date.  In the event of any failure by the Company to pay when due the Acceleration Redemption Amount with respect to an Acceleration Redemption of Bonds of the Twenty-fifth Series, interest shall accrue on such unpaid Acceleration Redemption Amount at the rates (and in amounts equal to the Term Loan Applicable Share of the amounts) of interest that accrue on the corresponding unpaid principal of and interest on the Term Loans in accordance with the Credit Agreement.

The Corporate Trustee may conclusively presume that no redemption of Bonds of the Twenty-fifth Series is deemed to have occurred (in the case of a Term Loan Prepayment Redemption) or is required (in the case of an Acceleration Redemption) unless and until it shall have received a written notice from the Administrative Agent, signed by a person purporting to be its duly authorized officer, stating that Term Loans have been prepaid or have been accelerated, in either case, in  accordance with the Credit Agreement (a “Redemption Demand”).  Each Redemption Demand also shall state (i) the date on which the Term Loans were prepaid or accelerated in accordance with the Credit Agreement, (ii) the principal amount of the Term Loans so prepaid or accelerated on such date, (iii) the principal amount of Bonds of the Twenty-fifth Series that are deemed to have been redeemed or are to be redeemed on such date in accordance with this Twenty-fourth Supplemental Indenture by reason of such prepayment or acceleration, and (iv) in the case of an Acceleration Redemption, the Acceleration Redemption Amount payable with respect to the Bonds of the Twenty-fifth Series (determined in accordance with this Twenty-fourth Supplemental Indenture) and setting forth the amounts of the respective portions thereof representing principal of and interest on the Bonds of the Twenty-fifth Series.  Each Redemption Demand shall be deemed to constitute a written waiver by the Collateral Agent, as registered owner of all Bonds of the Twenty-fifth Series then Outstanding, of notice of redemption and call for redemption by the Company or the Corporate Trustee of the Bonds of the Twenty-fifth Series deemed redeemed or subject to redemption as described in such Redemption Demand.  The Corporate Trustee may conclusively presume the statements contained in each Redemption Demand to be correct (and the Corporate Trustee shall be fully protected in relying thereon).

The Corporate Trustee may conclusively presume that no rescission or annulment of an Acceleration Redemption (in respect of which the Corporate Trustee has received a Redemption Demand) is required unless and until it shall have received a written notice from the Administrative Agent, signed by a person purporting to be its duly authorized

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officer, stating that the acceleration of the Term Loans has been rescinded or annulled in accordance with the Credit Agreement or otherwise (a “Rescission Notice”).  Each Rescission Notice also shall state the date on which the acceleration of the Term Loans was rescinded or annulled in accordance with the Credit Agreement or otherwise and, as consequence, the redemption of the Bonds of the Twenty-fifth Series was rescinded or annulled in accordance with this Twenty-fourth Supplemental Indenture.  The Corporate Trustee may conclusively presume the statements contained in any Rescission Notice to be correct (and the Corporate Trustee shall be fully protected in relying thereon).

Pursuant to (and by reason of the provisions of Section 10.2 of) the Credit Agreement, the Administrative Agent has agreed to submit to the Corporate Trustee (with copies to the Collateral Agent and the Company) (i) a Redemption Demand with respect to, and in connection with, each event that gives rise to a redemption (deemed or actual) of Bonds of the Twenty-fifth Series, and (ii) a Rescission Notice in connection with any event that gives rise to the rescission or annulment of an Acceleration Redemption.  Pursuant to the Collateral Agreement, the Collateral Agent has agreed, upon written request of the Company and so long as no Default or Event of Default described in Section 8(f) of the Creidt Agreement shall have occurred and be continuing, to surrender or exchange its Bond or Bonds of the Twenty-fifth Series, from time to time (including, without limitation, promptly following each redemption (deemed or actual) of Bonds of the Twenty-fifth Series), so that at all times the Collateral Agent is holding one or more Bond or Bonds of the Twenty-fifth Series in an aggregate principal amount equal to, but not in excess of, the aggregate principal amount of the Bonds of the Twenty-fifth Series that are then Outstanding (and the Term Loan Applicable Share of the aggregate principal amount of the Term Loans that are then outstanding under the Credit Agreement).

(II)                                It is expressly stated (for the avoidance of any doubt) that, notwithstanding anything herein or in any Bond of the Twenty-fifth Series to the contrary (other than the provisions of subdivision IV below), each payment of principal of or interest on the Bonds of the Twenty-fifth Series that becomes due and payable on any day in accordance with this Twenty-fourth Supplemental Indenture (whether by reason of stated due date, acceleration, redemption or otherwise) shall correspond to, and be equal to the Term Loan Applicable Share of, a payment of principal of or interest on the Term Loans that becomes due and payable on such day in accordance with the Credit Agreement.

(III)                            The obligation of the Company to make each payment of principal of or interest on the Bonds of the Twenty-fifth Series that becomes due and payable in accordance with this Twenty-fourth Supplemental Indenture (A) shall be fully satisfied and discharged if the corresponding payment of the principal of or interest on the Term Loans shall have been fully paid under and in accordance with the Credit Agreement, and (B) shall be partially satisfied and discharged if the corresponding payment of the principal of or interest on the Term Loans shall have been partially paid under and in accordance with the Credit Agreement (such partial satisfaction and discharge with respect to the Bonds of the Twenty-fifth Series to be in an amount equal to the Term Loan Applicable Share of the amount of such partial payment with respect to the Term Loans).  The Corporate Trustee may conclusively presume that the obligation of the Company to make payments with respect to

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the principal of and interest on the Bonds of the Twenty-fifth Series has been fully satisfied and discharged unless and until the Corporate Trustee shall have received a written notice from the Administrative Agent, signed by a person purporting to be its duly authorized officer, stating (i) that the Company has failed to make timely payment in full or in part of an amount of principal of and/or interest on the Term Loans which became due and payable in accordance with the Credit Agreement, (ii) the amount and date of such payment of principal of and/or interest on the Term Loans which the Company has failed to make in accordance with the Credit Agreement, and (iii) the amount of principal of and/or interest on the Bonds of the Twenty-fifth Series which, in accordance with this Twenty-fourth Supplemental Indenture, has not been satisfied and discharged by reason of such failure of the Company.  The Corporate Trustee may conclusively presume the statements contained in any such notice from the Administrative Agent to be correct unless and until the Corporate Trustee shall receive a subsequent and/or modified notice from the Administrative Agent pursuant to and in accordance with this subdivision (III) (and the Corporate Trustee shall be fully protected in relying thereon).  Without limitation of the foregoing, and for the avoidance of any doubt, it is expressly stated that the Corporate Trustee shall not be responsible for (i) the calculation of interest on the Bonds of the Twenty-fifth Series, or (ii) the determination of any amount (including, without limitation, any principal of or interest on the Term Loans) that is payable or paid under the Credit Agreement.

(IV)                            Nothing herein or in any of the Bonds of the Twenty-fifth Series (including, without limitation, any reference to the principal payable with respect to the Bonds of the Twenty-fifth Series being determined on the basis of the Term Loan Applicable Share of the principal payable with respect to the Term Loans) shall, or shall be deemed or construed to, (A) increase the aggregate principal amount of the Bonds of the Twenty-fifth Series that are Outstanding from time to time, (B) cause or permit an amount of principal of the Bonds of the Twenty-fifth Series to be or to become due and payable which, when added to all other principal of such Bonds theretofore paid, exceeds $72,000,000, or (C) cause or permit to be or to become due and payable interest on the Bonds of the Twenty-fifth Series which is payable on any principal of the Bonds of the Twenty-fifth Series that is in excess of the principal of the Bonds of the Twenty-fifth Series as restricted pursuant to the preceding clauses (A) and (B).

ARTICLE III

Twenty-sixth Series of Bonds

SECTION 3.1  There shall be a series of bonds designated “Collateral (2004) Series C, due 2014”  (such series herein sometimes referred to as the “Twenty-sixth Series” and the bonds of such series herein sometimes referred to as the “Bonds of the Twenty-sixth Series”) each of which shall also bear the descriptive title “First Mortgage Bond”, and the form thereof, which as established by Resolution of the Board of Directors of the Company, shall be substantially as provided in Exhibit C attached hereto and, thereby, shall contain suitable provisions with respect to the matters hereinafter in this Section specified.

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Bonds of the Twenty-sixth Series shall be issued to and registered in the name of U.S. Bank, National Association, as trustee (together with its successors in such capacity, the “Senior Note Trustee”) under the Indenture, dated as of November 1, 2004, between the Company and the Senior Note Trustee, as supplemented and amended by Supplemental Indenture No. 1, dated as of November 1, 2004 (as so supplemented and amended and as may be further supplemented, amended or otherwise modified in accordance with its terms, the “Senior Note Indenture”), to be owned and held by the Senior Note Trustee under the terms of the Senior Note Indenture as security for the payment of the principal of, premium (if any) and interest on a series of senior secured notes of the Company issued pursuant to the Senior Note Indenture designated “Senior Secured Notes, 5.875% Series A due 2014” (the “Series A Senior Notes”) and, if and to the extent issued and delivered in exchange for the Series A Senior Notes subject to and in accordance with the Senior Note Indenture, a series of senior secured notes of the Company designated “Senior Secured Notes, 5.875% Exchange Series A due 2014” (the “Series A Exchange Notes”).  The Series A Notes and, if and to the extent issued in exchange for Series A Senior Notes subject to and in accordance with the Senior Note Indenture, the Series A Exchange Notes are referred to hereinafter, collectively, as the “Senior Notes”.  For purposes of the Senior Note Indenture, Bonds of the Twenty-sixth Series, together with the South Dakota Senior Notes Bonds (as such term is hereinafter defined), are “the ‘related’ or ‘corresponding’ First Mortgage Bonds” with respect to the Senior Notes.

As used herein, “Senior Notes Applicable Share” means, as of any day, a fraction (expressed as a percentage rounded to the eighth decimal place), (i) the numerator of which is the aggregate principal amount of the Bonds of the Twenty-sixth Series that are Outstanding on such day, and (ii) the denominator of which is the sum of (a) the aggregate principal amount of the Bonds of the Twenty-sixth Series that are Outstanding on such day, plus (b) the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series C, due 2014, of the Company (the “South Dakota Senior Notes Bonds”) that are outstanding on such day under the South Dakota Mortgage.  Simultaneously with the issuance and registration of the Bonds of the Twenty-sixth Series in the name of the Senior Note Trustee (for the same purpose), the South Dakota Senior Notes Bonds will be issued to and registered in the name of the Senior Note Trustee, to be owned and held by the Senior Note Trustee under the terms of the Senior Note Indenture as security for the payment of the principal of, premium (if any) and interest on the Senior Notes.  Initially, the Applicable Share will be 71.55555556% (being the expression as a percentage (rounded to the eighth decimal place) of a fraction, the numerator of which is $161,000,000 (the aggregate principal amount of the Bonds of the Twenty-sixth Series that are to be issued and become Outstanding) and the denominator of which is $225,000,000 (the sum of $161,000,000, the aggregate principal amount of the Bonds of the Twenty-sixth Series that are to be issued and become Outstanding, plus $64,000,000, the aggregate principal amount of the South Dakota Senior Notes Bonds that are to be issued and become outstanding under the South Dakota Mortgage simultaneously with the issuance of the Bonds of the Twenty-sixth Series).  Pursuant to the Senior Note Indenture, the Senior Note Trustee has agreed to furnish to the Corporate Trustee (with a copy to the Company) as soon as practicable after any change in the Senior Notes Applicable Share, a certificate, signed by a person purporting to be its duly

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authorized officer, notifying the Corporate Trustee of such change in the Senior Notes Applicable Share (a “Senior Notes Applicable Share Certificate”).  Each Senior Notes Applicable Share Certificate shall set forth (i) the changed Senior Notes Applicable Share, (ii) the date such change occurred, (iii) the aggregate principal amount of the Bonds of the Twenty-sixth Series then Outstanding, and (iv) the aggregate principal amount of the South Dakota Senior Notes Bonds then outstanding under the South Dakota Mortgage.  The Corporate Trustee may conclusively presume that the Senior Notes Applicable Share is 71.55555556% unless and until the Corporate Trustee receives a Senior Notes Applicable Share Certificate.  Following receipt by the Corporate Trustee of a Senior Notes Applicable Share Certificate, the Corporate Trustee may conclusively presume that the Senior Notes Applicable Share is as set forth in such Senior Notes Applicable Share Certificate unless and until the Corporate Trustee receives a subsequent Senior Notes Applicable Share Certificate (and the Corporate Trustee shall be fully protected in relying thereon).

Bonds of the Twenty-sixth Series shall mature on November 1, 2014 (the “Senior Notes Maturity Date”), with the unpaid principal of the Bonds of the Twenty-sixth Series to be due and payable on the Senior Notes Maturity Date; they shall be issued as fully registered bonds in denominations of One Thousand Dollars or in any integral multiple of One Dollar in excess of One Thousand Dollars; the unpaid principal amount of the Bonds of the Twenty-sixth Series shall bear interest at the rate of five and seven-eighths percent 5.875% per annum (calculated in the same manner as interest is calculated on the Senior Notes in accordance with the Senior Note Indenture), payable semiannually on the first (1st) day of each May and November, commencing on May 1, 2005 and continuing until the principal of the Bonds of the Twenty-sixth Series is paid (or provided for in accordance with the Senior Note Indenture), to the Senior Note Trustee, as the registered owner, without regard to, or necessity for, any record date; principal of, (premium (if any) and interest on each said Bond to be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts.  Bonds of the Twenty-sixth Series shall be dated as in Section 10 of the Mortgage provided.

At the option of the registered owner, any Bonds of the Twenty-sixth Series, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, shall be exchangeable for a like aggregate principal amount of bonds of the same series of other authorized denominations.

Bonds of the Twenty-sixth Series shall not be transferable except to any successor Senior Note Trustee under the Senior Note Indenture.  As a condition precedent to any transfer of the Bonds of the Twenty-sixth Series by the Senior Note Trustee, the Senior Note Trustee shall submit to the Company, the Corporate Trustee and, if applicable, any bond registrar or transfer agent for the Bonds of the Twenty-sixth Series (in addition to all other documents and instruments required to be submitted pursuant to the Mortgage) a certificate of the Senior Note Trustee, signed by a person purporting to be its duly authorized officer, certifying that the transferee in such transfer is a successor Senior Note Trustee under the Senior Note Indenture (and the Corporate Trustee may conclusively presume the

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statements in any such certificate of the Senior Note Trustee to be correct and shall be fully protected in relying thereon).

Any transfer of Bonds of the Twenty-sixth Series (i) shall be subject to the provisions of Section 12 of the Mortgage, except that the provisions of the last two sentences of such Section 12 shall not be applicable to any transfer of Bonds of the Twenty-sixth Series to a successor Senior Note Trustee under the Senior Note Indenture (and the Company hereby waives the provisions of such sentences with respect to any such transfer), and (ii) shall be made at the office or agency of the Company in the Borough of Manhattan, The City of New York.

The Company hereby waives any right to make any charge for any exchange or transfer of Bonds of the Twenty-sixth Series by the Senior Note Trustee, whether to reimburse itself for any tax or taxes or other governmental charge or otherwise (it being understood that the Company shall pay any tax or taxes or governmental or other charge which may be payable by reason of any exchange or transfer of Bonds of the Twenty-sixth Series by the Senior Note Trustee.

The Company has appointed The Bank of New York as its agent to receive Bonds of the Twenty-sixth Series presented or surrendered for payment, to receive Bonds of the Twenty-sixth Series surrendered for registration of transfer or exchange and to receive notices and demands to or upon the Company in respect of the Bonds of the Twenty-sixth Series and the Indenture; and the corporate trust office of The Bank of New York in the Borough of Manhattan, The City of New York shall be the office or agency of the Company in the Borough of Manhattan, The City of New York at which such presentations, surrenders, notices and demands may be made or served.

Upon the delivery of this Twenty-fourth Supplemental Indenture, Bonds of the Twenty-sixth Series in the aggregate principal amount of $161,000,000 are to be issued forthwith and will be Outstanding in addition to the bonds hereinbefore stated to be Outstanding.

Bonds of the Twenty-sixth Series shall be subject to the following redemption and other terms and conditions:

(I)            Bonds of the Twenty-sixth Series shall be subject to redemption as follows (but shall not otherwise be or become subject to redemption, whether at the option of the holders thereof or the Company or pursuant to any other requirements or provisions of the Indenture):  (A) on each day on which Senior Notes become due and payable in accordance with Section 405 of the Senior Note Indenture by reason of redemption in accordance with the Senior Note Indenture (a “Senior Notes Redemption Payment Date”), Bonds of the Twenty-sixth Series shall be subject to mandatory redemption by the Company in an aggregate principal amount equal to the Senior Notes Applicable Share of the aggregate principal amount of the Senior Notes that become so due and payable on such Senior Notes Redemption Payment Date (a “Corresponding Redemption”); and (B) on each day on which the Senior Notes become due and payable in accordance with Section 702 of the Senior Note

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Indenture by reason of acceleration of the Senior Notes in accordance with the Senior Note Indenture (a “Senior Notes Acceleration Payment Date”), the entire aggregate principal amount of the Bonds of the Twenty-sixth Series shall be subject to mandatory redemption by the Company (an “Acceleration Redemption”); in each case, without any necessity for notice or call by the Company or by the Corporate Trustee (such notice and call being waived by the registered owners of the Bonds of the Twenty-sixth Series by the acceptance of the Bonds of the Twenty-sixth Series and in connection with each Redemption Demand hereinafter described); provided, however, that in the event of a rescission or annulment of an acceleration of the Senior Notes pursuant to the Senior Note Indenture, the related Acceleration Redemption shall be deemed to be rescinded or annulled (without prejudice to the occurrence of another Acceleration Redemption upon and by reason of a subsequent acceleration of the Senior Notes in accordance with the Senior Note Indenture).

Each Corresponding Redemption of Bonds of the Twenty-sixth Series on a Senior Notes Redemption Payment Date shall be at a redemption price equal to the redemption price payable in connection with the redemption of Senior Notes to which it corresponds (consisting of principal of and, if applicable to such redemption of Senior Notes in accordance with the Senior Note Indenture, premium on such Senior Notes), together with interest accrued on the principal included in such redemption price to such Senior Notes Redemption Payment Date (a “Corresponding Redemption Amount”); and such Corresponding Redemption Amount shall be due and payable on such Senior Notes Redemption Payment Date.  Each Acceleration Redemption of Bonds of the Twenty-sixth Series on a Senior Notes Acceleration Payment Date shall be at a redemption price equal to the principal amount of the Bonds of the Twenty-sixth Series (without premium), together with interest accrued on said principal to the date of redemption (an “Acceleration Redemption Amount”); and such Acceleration Redemption Amount shall be due and payable on such Senior Notes Acceleration Payment Date.  In the event of any failure by the Company to pay when due the Corresponding Redemption Amount with respect to a Corresponding Redemption of Bonds of the Twenty-sixth Series or the Acceleration Redemption Amount with respect to an Acceleration Redemption of Bonds of the Twenty-sixth Series, interest shall accrue on such unpaid Corresponding Redemption Amount or such unpaid Acceleration Redemption Amount at the rates (and in amounts equal to the Senior Notes Applicable Share of the amounts) of interest that accrue on the corresponding unpaid principal of, premium (if any) and interest on the Senior Notes in accordance with the Senior Note Indenture.

The Corporate Trustee may conclusively presume that no redemption of Bonds of the Twenty-sixth Series is required unless and until it shall have received a written notice from the Senior Note Trustee, signed by a person purporting to be its duly authorized officer, stating that Senior Notes became due and payable pursuant to Section 405 or 702 of the Senior Note Indenture by reason of redemption or acceleration in accordance with the Senior Note Indenture (a “Redemption Demand”).  Each Redemption Demand also shall state (i) the date on which Senior Notes became due and payable by reason of redemption or acceleration in accordance with the Senior Note Indenture, (ii) the principal amount of the Senior Notes that became so due and payable on such date, (iii) the principal amount of

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Bonds of the Twenty-sixth Series to be redeemed on such date in accordance with this Twenty-fourth Supplemental Indenture by reason of such redemption or acceleration, and (iv) the Corresponding Redemption Amount or the Acceleration Redemption Amount payable on such date with respect to Bonds of the Twenty-sixth Series (determined in accordance with this Twenty-fourth Supplemental Indenture) and setting forth the amounts of the respective portions thereof representing principal of, premium (if any) and interest on the Bonds of the Twenty-sixth Series.  Each Redemption Demand shall be deemed to constitute a waiver by the Senior Note Trustee, as registered owner of all Bonds of the Twenty-sixth Series then Outstanding, of notice of redemption and call for redemption by the Company or the Corporate Trustee of the Bonds of the Twenty-sixth Series subject to redemption as described in such Redemption Demand.  The Corporate Trustee may conclusively presume the statements contained in each Redemption Demand to be correct (and the Corporate Trustee shall be fully protected in relying thereon).

The Corporate Trustee may conclusively presume that no rescission or annulment of an Acceleration Redemption (in respect of which the Corporate Trustee has received a Redemption Demand) is required unless and until it shall have received a written notice from the Senior Note Trustee, signed by a person purporting to be its duly authorized officer, stating that the acceleration of the Senior Notes has been rescinded or annulled in accordance with the Senior Note Indenture (a “Rescission Notice”).  Each Rescission Notice also shall state the date on which the acceleration of the Senior Notes was rescinded or annulled in accordance with the Senior Note Indenture and, as consequence, the redemption of the Bonds of the Twenty-sixth Series was rescinded or annulled in accordance with this Twenty-fourth Supplemental Indenture.  The Corporate Trustee may conclusively presume the statements contained in any Rescission Notice to be correct (and the Corporate Trustee shall be fully protected in relying thereon).

(II)           It is expressly stated (for the avoidance of any doubt) that, notwithstanding anything herein or in any Bond of the Twenty-sixth Series to the contrary (other than the provisions of subdivision (IV) below), each payment of principal of, premium (if any) or interest on the Bonds of the Twenty-sixth Series that becomes due and payable on any day in accordance with this Twenty-fourth Supplemental Indenture (whether by reason of stated due date, acceleration, redemption or otherwise) shall correspond to, and be equal to the Senior Notes Applicable Share of, a payment of principal of, premium (if any) or interest on the Senior Notes that becomes due and payable on such day in accordance with the Senior Note Indenture.

(III)         The obligation of the Company to make each payment of principal of, premium (if any) or interest on the Bonds of the Twenty-sixth Series that becomes due and payable in accordance with this Twenty-fourth Supplemental Indenture (A) shall be fully satisfied and discharged if the corresponding payment of the principal of, premium (if any) or interest on the Senior Notes shall have been fully paid, or if provision for the full payment of the Senior Notes shall have been made (by depositing moneys sufficient for such full payment with the Senior Note Trustee), in either case under and in accordance with the Senior Note Indenture, and (B) shall be partially satisfied and discharged if the corresponding payment of the principal of, premium (if any) or interest on the Senior Notes shall have been

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partially paid, or if provision for the partial payment of the Senior Notes shall have been made (by depositing moneys sufficient for such partial payment with the Senior Note Trustee), in either case under and in accordance with the Senior Note Indenture (such partial satisfaction and discharge with respect to the Bonds of the Twenty-sixth Series to be in an amount equal to the Senior Notes Applicable Share of the amount of such partial payment or provision for partial payment with respect to the Senior Notes).  The Corporate Trustee may conclusively presume that the obligation of the Company to make payments with respect to the principal of, premium (if any) and interest on the Bonds of the Twenty-sixth Series has been fully satisfied and discharged unless and until the Corporate Trustee shall have received a written notice from the Senior Note Trustee, signed by a person purporting to be its duly authorized officer, stating (i) that the Company has failed to make timely payment in full or in part of an amount of principal of, premium (if any) and/or interest on the Senior Notes which became due and payable in accordance with the Senior Note Indenture, (ii) the amount and date of such payment of principal of, premium (if any) and/or interest on the Senior Notes which the Company has failed to make in accordance with the Senior Note Indenture, and (iii) the amount of principal of, premium (if any) and/or interest on the Bonds of the Twenty-sixth Series which, in accordance with this Twenty-fourth Supplemental Indenture, has not been satisfied and discharged by reason of such failure of the Company.  The Corporate Trustee may conclusively presume the statements contained in any such notice from the Senior Note Trustee to be correct unless and until the Corporate Trustee shall receive a subsequent and/or modified notice from the Senior Note Trustee pursuant to and in accordance with this subdivision (III) (and the Corporate Trustee shall be fully protected in relying thereon).  Without limitation of the foregoing, and for the avoidance of any doubt, it is expressly stated that the Corporate Trustee shall not be responsible for (i) the calculation of interest on the Bonds of the Twenty-sixth Series, or (ii) the determination of any amount (including, without limitation, any principal of, premium (if any) or interest on the Senior Notes) that is payable or paid under the Senior Note Indenture.

(IV)         Nothing herein or in any of the Bonds of the Twenty-sixth Series (including, without limitation, any reference to the principal payable with respect to the Bonds of the Twenty-sixth Series being determined on the basis of the Applicable Share of the principal payable with respect to the Senior Notes) shall, or shall be deemed or construed to, (A) increase the aggregate principal amount of the Bonds of the Twenty-sixth Series that are Outstanding from time to time, (B) cause or permit an amount of principal of the Bonds of the Twenty-sixth Series to be or to become due and payable which, when added to all other principal of such Bonds theretofore paid, exceeds $161,000,000, or (C) cause or permit to be or to become due and payable interest on the Bonds of the Twenty-sixth Series which is payable on any principal of the Bonds of the Twenty-sixth Series that is in excess of the principal of the Bonds of the Twenty-sixth Series as restricted pursuant to the preceding clauses (A) and (B).

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ARTICLE IV

Reservation of Right to Make Amendments

SECTION 4.1  The Company reserves the right, without any consent or other action by holders of Bonds of the Twenty-fourth Series, Bonds of the Twenty-fifth Series or Bonds of the Twenty-sixth Series, or bonds of any subsequent series, to make such amendments to the Mortgage (as supplemented) as shall be necessary in order to cause there to be excluded from the Mortgaged and Pledged Property and the Lien of the Mortgage (as supplemented) at all times, including, without limitation, in the event and following the date that either or both of the Trustees or a receiver of trustee shall enter upon and take possession of the Mortgaged and Pledged Property in the manner provided in Article XIII of the Mortgage (as supplemented) by reason of the occurrence of a Default as defined in Section 65 thereof, all of the Company’s right, title and interest, whenever arising or acquired, in, to and under all accounts (as defined in the Uniform Commercial Code as in effect from time to time in the State of New York), all accounts receivable, all payments for goods sold or leased or for services rendered (whether or not they have been earned by performance), all rights in any merchandise or goods which any of the foregoing may represent, all rights, title, security and guaranties with respect to any or all of the foregoing, and all proceeds (as defined in the Uniform Commercial Code as in effect from time to time in the State of New York) of, and all collections from or with respect to, any or all of the foregoing.

SECTION 4.2  The Company reserves the right, without any consent or other action by holders of Bonds of the Twenty-fourth Series, Bonds of the Twenty-fifth Series or Bonds of the Twenty-sixth Series, or holders of bonds of any subsequent series, to make the following amendments to Section 120 of the Mortgage (as supplemented):  (i) to substitute for the words “adversely affecting any bonds then Outstanding hereunder”, which appear at the end of the last sentence of such Section, the words “which adversely affects the interests of the Holders of any of the bonds then Outstanding in any material respect”; and (ii) to add at the end of the first sentence of such Section the following:

; or the Company may correct or supplement any provision herein or in any supplemental indenture which may be defective or inconsistent with any other provision herein or in any supplemental indenture; or the Company may make other changes to the provisions hereof or of any supplemental indenture or add new provisions hereto or to any supplemental indenture or eliminate provisions herefrom or from any supplemental indenture, provided that the same does not adversely affect the interests of the Holders of any of the bonds then Outstanding in any material respect.

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ARTICLE V

Amendments to Mortgage

SECTION 5.1.  So long as any of the Bonds of the Twenty-fourth, Twenty-fifth or Twenty-sixth Series remain Outstanding, Section 7 of the Mortgage is amended by adding at the end thereof the following additional paragraphs:

If any bonds Outstanding at the date of a Net Earning Certificate (except any for the refunding of which the bonds applied for are to be issued) or any bonds then applied for in pending applications (including the application in connection with which such Net Earning Certificate is made) bear or are to bear interest at a variable rate or variable rates such that the interest requirements with respect to such bonds for any twelve (12) month period prior to the stated maturity date of such bonds are not determinable at the date of such Net Earning Certificate (any such bonds being referred to as “Variable Rate Bonds”), then (in lieu of setting forth the Annual Interest Requirements (as otherwise prescribed by this Section 7), such Net Earning Certificate shall (A) set forth (i)  the sum of the amounts required by clauses (i) through (iv) of paragraph (B) of this Section 7 (in the case of such clauses (i) and (ii), excluding the interest requirements in respect of the Variable Rate Bonds) (the sum of such amounts being referred to herein and to be referred to in such Net Earning Certificate as the “Fixed Rate Interest Amount”), and (ii) the amount (referred to herein and to be referred to in such Net Earning Certificate as the “Maximum Permitted Variable Rate Interest Amount”) by which (x) one-half of the Adjusted Net Earnings of the Company set forth in such Net Earning Certificate, exceeds (y) the Fixed Rate Interest Amount set forth in such Net Earning Certificate, and (ii) if such Net Earning Certificate is accompanied by a certificate of an independent (as hereinafter defined) investment banking firm, signed by a managing director or officer thereof, to the effect that, based upon historical fluctuations in the indices upon which the variable rate or variable rates borne by the Variable Rate Bonds are based, and taking into account the margins to be added to or subtracted from such indices and/or any other adjustments to be made in determining such variable rate or variable rates and prevailing and projected conditions in the markets influencing such indices, such independent (as hereinafter defined) investment banking firm believes (or is of the view), as of the date of such certificate, that the aggregate amount of interest to be payable on all of the Variable Rate Bonds during any period of twelve (12) months prior to the stated maturity date last to occur of any of the Variable Rate Bonds will not exceed the Maximum Permitted Variable Rate Interest Amount (as calculated by the Company in such Net Earning Certificate without any responsibility on the part of such independent (as hereinafter defined) investment banking firm for the calculation thereof), such Net Earning Certificate shall be deemed for all purposes of the Mortgage (including,

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without limitation, Sections 26, 28 and 29 of the Mortgage) to show Adjusted Net Earnings of the Company to be as required by Section 27 of the Mortgage.  As used in this Section 7, “independent” means, with respect to an investment banking firm that provides a certificate pursuant to this Section 7, that:  (i) such investment banking firm is competent to provide such certificate (and such investment banking firm shall be conclusively presumed to be competent to provide such certificate if such investment banking firm is an investment banking firm of nationally recognized standing and engages in interest rate swap transactions in the ordinary course of its business); (ii) such investment banking firm does not have any direct or indirect investment in the Company or in any bonds that, as of the date of such certificate, are Outstanding or the subject of a pending application for authentication and delivery under the Mortgage (including, without limitation, any bonds that are subject of the Net Earning Certificate to which such certificate relates) or in any affiliate of the Company (other than de minimus amounts of loans or securities of the Company or affiliates of the Company held in its or its affiliates’ accounts and any investment in, or ownership of, additional securities or loans of the Company or affiliates of the Company resulting from its market making activities in the ordinary course of its business); (iii) such investment banking firm is not, and none of its officers or directors is, an affiliate of the Company; and (iv) such investment banking firm is not acting as an underwriter with respect to any bonds that are the subject of the Net Earning Certificate to which such certificate relates or as an arranger or provider of the loans, extensions of credit or other securities (if any) for which such bonds are collateral security.

If the Company is a successor corporation (within the meaning of Section 86 of this Indenture), the “Adjusted Net Earnings of the Company” as set forth in each Net Earning Certificate shall be calculated as described in the last two sentences of Section 86 of this Indenture.

SECTION 5.2  So long as any of the Bonds of the Twenty-fourth, Twenty-fifth and Twenty-sixth Series remain Outstanding, Section 27 of the Mortgage is amended by adding at the end thereof the following additional sentence:

As described in the penultimate paragraph of Section 7 hereof, and subject to the conditions therein specified, a Net Earning Certificate shall be deemed to show Adjusted Net Earnings of the Company to be as required by this Section 27 (without any necessity for such Net Earning Certificate to specify Annual Interest Requirements).

32

SECTION 5.3  So long as any of the Bonds of the Twenty-fourth, Twenty-fifth and Twenty-sixth Series are Outstanding, Section 86 of the Mortgage is amended by adding at the end thereof the following additional sentences:

For the avoidance of any doubt, it is expressly stated that in the event that a successor corporation (having succeeded to and having been substituted for the Company in accordance with this Section 86) shall exercise any right under this Indenture (whether as to the issuance of additional bonds (including, without limitation, the Bonds of the Twenty-fourth, Twenty-fifth and Twenty-sixth Series), the withdrawal of cash, the release of property, the taking of credit under Section 39 or Section 40 hereof, or otherwise) and a Net Earning Certificate shall be required by the terms of this Indenture in connection therewith, the “Adjusted Net Earnings of the Company” shall be, and shall be stated in such Net Earning Certificate to be, the lesser of (A) the amount (for the applicable period selected in accordance with paragraph (A) of Section 7 of this Indenture) determined in accordance with paragraph (A) of Section 7 of this Indenture (and the other provisions of such Section 7 that are relevant to such paragraph) on the basis of (i) the items set forth in clauses (1), (2), (4) and (6) of paragraph (A) of such Section 7 being such portions of such items of such successor corporation as are reasonably allocated by such successor corporation to or from the Mortgaged and Pledged Property as a plant or plants and an operating system or operating systems (and if, on the date of a Net Earning Certificate, such successor corporation shall be a party to any other general or first mortgage indenture and deed of trust relating to property other than the Mortgaged and Pledged Property and the lien of such other mortgage indenture and deed of trust shall not have been discharged, such reasonable allocation shall be in a manner consistent with the manner of allocation utilized and/or to be utilized by such successor corporation in making calculations of the “Adjusted Net Earnings of the Company” (or other comparable term) under and as defined in such other mortgage indenture and deed of trust), (ii) the item set forth in clause (8) of paragraph (A) of such Section 7 being calculated without regard to income (net) derived from any electric and/or gas utility business of the successor corporation in which the Mortgaged and Pledged Property is not utilized (but otherwise in accordance with such Section 7), and (iii) the item set forth in clause (10) of paragraph (A) of such Section 7 being calculated without regard to sub-clause (b) of such clause and without regard to the proviso to such clause (but otherwise in accordance with such clause), and (B) the amount (for the applicable period selected in accordance with paragraph (A) of Section 7 of this Indenture) determined in accordance with paragraph (A) of Section 7 of this Indenture (and the other provisions of such Section 7 that are relevant to such paragraph) (without any allocation or distinction as to the derivation of the items set forth in any of the clauses of paragraph (A) of such Section 7, other than allocation or distinction between (i) the electric and/or gas utility business or businesses in which such successor corporation is engaged

33

(whether or not the Mortgaged and Pledged Property is utilized in connection therewith), and (ii) the other business or businesses in which such successor corporation is engaged (with such other business or businesses being given effect under the items set forth in clauses (8) and (10) of paragraph (A) of such Section 7)).  Each such Net Earning Certificate shall contain a statement of the signers of such Net Earning Certificate that, in the opinion of such signers, the allocations made in the calculations of “Adjusted Net Earnings of the Company” as set forth in such Net Earning Certificate are in accordance with the requirements of the preceding sentence of this Section 86.

ARTICLE VI

Miscellaneous

SECTION 6.1  Except as otherwise expressly provided herein, the terms defined in the Mortgage, as heretofore supplemented, shall, for all purposes of this Twenty-fourth Supplemental Indenture, have the meaning specified in the Mortgage, as heretofore supplemented.

SECTION 6.2  The Trustees hereby accept the trust herein declared, provided, created or supplemented and agree to perform the same upon the terms and conditions herein and in the Mortgage, as heretofore supplemented, set forth and upon the following terms and conditions.

The Trustees shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Twenty-fourth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.  In general, each and every term and condition contained in Article XVII of the Mortgage, as heretofore supplemented, shall apply to and form part of this Twenty-fourth Supplemental Indenture with the same force and effect as if the same were herein set forth in full with such omissions, variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this Twenty-fourth Supplemental Indenture.

SECTION 6.3  Whenever in this Twenty-fourth Supplemental Indenture any of the parties hereto is named or referred to, this shall, subject to the provisions of Articles XVI and XVII of the Mortgage, as heretofore supplemented, be deemed to include the successors and assigns of such party, and all the covenants and agreements in this Twenty-fourth Supplemental Indenture contained by or on behalf of the Company, or by or on behalf of the Trustees shall, subject as aforesaid, bind and inure to the respective benefits of the respective successors and assigns of such parties, whether so expressed or not.

SECTION 6.4  Nothing in this Twenty-fourth Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the holders of the bonds and coupons

34

Outstanding under the Indenture, any right, remedy or claim under or by reason of this Twenty-fourth Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Twenty-fourth Supplemental Indenture contained by or on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto, and of the holders of the bonds and coupons now, or to be, Outstanding under the Indenture.

SECTION 6.5  This Twenty-fourth Supplemental Indenture shall be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

[Signature Pages Follow]

35

IN WITNESS WHEREOF, NORTHWESTERN CORPORATION has caused its name to be hereunto affixed, and this instrument to be signed and sealed by one of its Vice Presidents, and its seal to be attested by its Corporate Secretary or one of its Corporate Assistant Secretaries for and in its behalf, and THE BANK OF NEW YORK, in token of its acceptance of the trust hereby created, has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by one of its Vice Presidents or one of its Assistant Vice Presidents, and its corporate seal to be attested by one of its Assistant Vice Presidents, Assistant Secretaries or Assistant Treasurers, and MARYBETH LEWICKI, for all like purposes, has hereunto set her hand and affixed her seal, as of the day and year first above written.

NORTHWESTERN CORPORATION

By:	/s/ Brian B. Bird
	Name:	Brian B. Bird
	Title:	Vice President and
Chief Financial Officer

[SEAL]

Attest:

/s/ Alan D. Dietrich
Name:	Alan D. Dietrich
Title:	Corporate Secretary

Executed, sealed and delivered by
NORTHWESTERN CORPORATION
in the presence of:

/s/ Michael J. Young
/s/ Michael Devoe

THE BANK OF NEW YORK,
as Corporate Trustee

By:	/s/ Jeremy F. Finkelstein
	Name:	Jeremy F. Finkelstein
	Title:	Assistant Treasurer

[SEAL]

Attest:

/s/ Joseph A. Lloret
Name: Joseph A. Lloret
Title: Assistant Treasurer

/s/ MaryBeth Lewicki
MARYBETH LEWICKI, as Co-Trustee

Executed, sealed and delivered
by THE BANK OF NEW YORK and
MARYBETH LEWICKI in the presence of:

/s/ Helen L. Li
/s/

STATE OF NEW YORK    )

                                            :  ss.

COUNTY OF NEW YORK)

This instrument was acknowledged before me on this 1st day of November, 2004, by Brian B. Bird, Vice President and Chief Financial Officer, of NORTHWESTERN CORPORATION, a Delaware corporation.

/s/ Keith M. Wixson
Notary Public, State of New York
No. 01WI5081858
Qualified in New York County
Commission Expires: July 14, 2007

[SEAL]

STATE OF NEW YORK    )

                                            :  ss.

COUNTY OF NEW YORK)

This instrument was acknowledged before me on this 1st day of November, 2004, by Jeremy F. Finkelstein, Assistant Treasurer of THE BANK OF NEW YORK, a New York corporation.

/s/ Robert Hirsch
Notary Public, State of New York
No. 01HI6076679
Qualified in Rockland County
Commission Expires: July 1, 2006

[SEAL]

STATE OF NEW YORK     )

                                             :  ss.

COUNTY OF NEW YORK)

This instrument was acknowledged before me on this 1st day of November, 2004, by MARYBETH LEWICKI.

/s/ Robert Hirsch
Notary Public, State of New York
No. 01HI6076679
Qualified in Rockland County
Commission Expires: July 1, 2006

[SEAL]

Exhibit A to
Twenty-fourth Supplemental Indenture

Form of Bond of the Twenty-fourth Series

Exhibit A

[FORM OF FIRST MORTGAGE BOND, COLLATERAL (2004) SERIES A, DUE 2009]

THIS BOND IS NOT TRANSFERABLE EXCEPT TO A SUCCESSOR COLLATERAL AGENT UNDER THE COLLATERAL AGREEMENT (AS IDENTIFIED AND DEFINED BELOW).

NORTHWESTERN CORPORATION

First Mortgage Bond,
Collateral (2004) Series A, due 2009

No. R-	$

NORTHWESTERN CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the “Company”), for value received, hereby promises to pay to LEHMAN COMMERCIAL PAPER INC., AS COLLATERAL AGENT UNDER THE BOND COLLATERAL AGREEMENT to which reference is hereinafter made, or (subject to the transfer restrictions hereinbefore and hereinafter described) registered assigns, at the office or agency of the Company in the Borough of Manhattan, The City of New York, the sum of                dollars, or, if less, the unpaid principal amount of the Revolving Loans (as hereinafter defined), on November 1, 2009 (the “Revolving Credit Maturity Date”), and in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts, and to pay to the registered owner interest thereon as hereinafter described in like coin or currency and at such office or agency.

The bonds of the series of which this bond is one have been issued to Lehman Commercial Paper Inc., as collateral agent (together with its successors in such capacity, the “Collateral Agent”) under the Bond Delivery and Collateral Agreement, dated as of November 1, 2004 (as amended or otherwise modified, or as waived, or as replaced, in each case, from time to time in accordance with its terms, the “Collateral Agreement”), between the Company and the Collateral Agent, to secure the obligations of the Company to pay when due the Revolving Credit Applicable Share (as hereinafter defined) of the Revolving Credit Obligations (as hereinafter defined) under the Credit Agreement, dated as of November 1, 2004 (as amended or otherwise modified, or as waived, or as replaced, in each case, from time to time in accordance with its terms, the “Credit Agreement”), among the Company, the several lenders from time to time parties thereto (the “Lenders”), Lehman Brothers Inc. and Deutsche Bank Securities Inc., as joint lead arrangers and joint bookrunners, Deutsche Bank Securities Inc., as syndication agent, Union Bank of California, N.A. and KeyBank National Association, as co-documentation agents, Lehman Commercial Paper Inc., as administrative agent (in such capacity, the “Administrative Agent”) and the Collateral Agent.

The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though set fully forth at this place.

This instrument shall not become obligatory until The Bank of New York (successor to Morgan Guaranty Trust Company of New York), the Corporate Trustee under the Mortgage (referred to on the reverse hereof), or its successors thereunder, shall have signed the form of authentication certificate endorsed hereon.

IN WITNESS WHEREOF, NORTHWESTERN CORPORATION has caused this instrument to be signed in its corporate name by its Chairman of the Board or its President or one of its Vice Presidents by his or her signature or a facsimile thereof, and its corporate seal to be impressed or imprinted hereon and attested by its Corporate Secretary or one of its Corporate Assistant Secretaries by his or her signature or a facsimile thereof.

Dated:

NORTHWESTERN CORPORATION

By:
[Title]

Attest:

[Title]

(Seal)

CORPORATE TRUSTEE’S
AUTHENTICATION CERTIFICATE

This bond is one of the bonds, of the series herein designated, described or provided for in the within-mentioned Mortgage.

THE BANK OF NEW YORK,
as Corporate Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF BOND]

General

This bond is one of an issue of bonds of the Company issuable in series and is one of a series known as its First Mortgage Bonds, Collateral (2004) Series A, due 2009 (sometimes herein referred to as the “Bonds of the Twenty-fourth Series”), all bonds of all series issued and to be issued under and equally secured (except in so far as any sinking or other fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust (herein, together with any indenture supplemental thereto, including the Twenty-fourth Supplemental Indenture dated as of November 1, 2004 (the “Twenty-fourth Supplemental Indenture”), called the “Mortgage”), dated as of October 1, 1945, executed by The Montana Power Company (NorthWestern Corporation, successor thereunder) to Guaranty Trust Company of New York (The Bank of New York, successor thereunder) and Arthur E. Burke (MaryBeth Lewicki, successor thereunder), as Trustees.  Reference is made to the Mortgage for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds and of the Trustees in respect thereof, the duties and immunities of the Trustees, the terms and conditions upon which the bonds are and are to be secured, the circumstances under which additional bonds may be issued and the definition of any capitalized term used herein but not defined herein. With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or the rights of the holders of the bonds and/or coupons and/or the terms and provisions of the Mortgage may be modified or altered by affirmative vote of the holders of at least 66-2/3% in principal amount of the bonds then Outstanding under the Mortgage and, if the rights of the holders of one or more, but less than all, series of bonds then Outstanding are to be affected, then also by affirmative vote of the holders of at least 66-2/3% in principal amount of the bonds then Outstanding of each series of bonds so to be affected (excluding in any case bonds disqualified from voting by reason of the Company’s interest therein as provided in the Mortgage); provided that, without the consent of the holder hereof, no such modification or alteration shall, among other things, impair or affect the right of the holder to receive payment of the principal of and interest on this bond, on or after the respective due dates expressed herein, or permit the creation of any lien equal or prior to the lien of the Mortgage or deprive the holder of the benefit of a lien on the mortgaged and pledged property.

The principal hereof may be declared or may become due prior to the maturity date hereinbefore named on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a default as in the Mortgage provided.

No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, as such, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

Transfer Provisions and Restrictions

Bonds of the Twenty-fourth Series shall not be transferable except to any successor Collateral Agent under the Collateral Agreement.  As a condition precedent to any transfer of the Bonds of the Twenty-fourth Series by the Collateral Agent, the Collateral Agent shall submit to the Company, the Corporate Trustee and, if applicable, any bond registrar or transfer agent for the Bonds of the Twenty-fourth Series (in addition to all other documents and instruments required to be submitted pursuant to the Mortgage) a certificate of the Collateral Agent, signed by a person purporting to be its duly authorized officer, certifying that the transferee in such transfer is a successor Collateral Agent under the Collateral Agreement (and the Corporate Trustee may conclusively presume the statements in any such certificate of the Collateral Agent to be correct and shall be fully protected in relying thereon).

Any such transfer is to be made as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of the applicable Bond of the Twenty-fourth Series, and, thereupon, a new fully registered temporary or definitive bond of the same series for a like principal amount will be issued to the transferee in exchange therefor as provided in the Mortgage.  The Company and the Trustees may deem and treat the person in whose name any Bond of the Twenty-fourth Series is registered as the absolute owner thereof for the purpose of receiving payment and for all other purposes and neither the Company nor the Trustees shall be affected by any notice to the contrary.

In the manner prescribed in the Mortgage, Bonds of the Twenty-fourth Series upon surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, are exchangeable for a like aggregate principal amount of registered bonds of the same series of other authorized denominations.

As provided in the Mortgage, the Company shall not be required to make transfers or exchanges of bonds of any series for a period of ten days next preceding any interest payment date for bonds of said series, or next preceding any designation of bonds of said series to be redeemed; provided, however, that pursuant to a waiver by the Company in the Twenty-fourth Supplemental Indenture, these restrictions shall not be applicable to any transfer of the Bonds of the Twenty-fourth Series to a successor Collateral Agent under the Collateral Agreement.

Principal

The unpaid principal of the Bonds of the Twenty-fourth Series, of which this bond is one, is scheduled to be paid on the Revolving Credit Maturity Date.  From time to time after the issuance of the Bonds of the Twenty-fourth Series, and as Revolving Loans (as hereinafter defined) are prepaid and reborrowed subject to and in accordance with the Credit Agreement, (i) for purposes of determining the amount of principal payable by the Company with respect to the Bonds of the Twenty-fourth Series, the unpaid principal amount of the Bonds of the Twenty-fourth Series at any time shall be deemed to be equal to the Revolving Credit Applicable Share of the unpaid principal amount of the Revolving Loans at such time, plus, if an acceleration of the Revolving Loans shall be in effect in accordance with the Credit Agreement at such time, the amount of cash collateral required to be provided by the Company pursuant to Section 8 of the Credit Agreement in respect of Letters of Credit, and (ii) for all other purposes of the Indenture (including, without limitation, the determination of the amount of principal on which interest is payable and the determination of the principal amount with respect to which the Collateral Agent, as registered owner, is entitled to vote or otherwise exercise rights as registered owner), the Bonds of the Twenty-fourth Series shall be deemed to be “Outstanding” at any time in an aggregate principal amount equal to the Maximum Principal Amount at such time.  The Maximum Principal Amount on and as of the date of original issuance of the Bonds of the Twenty-fourth Series shall be $90,000,000 and thereafter shall be reduced from time to time upon each Revolving Credit Commitment Redemption and each Revolving Credit Event of Default Commitment Termination Redemption (as hereinafter defined), in each case, by an amount equal to the aggregate principal amount of the Bonds of the Twenty-fourth Series that are deemed to have been redeemed pursuant to such Revolving Credit Commitment Redemption or such Revolving Credit Event of Default Commitment Termination Redemption.

Interest

The unpaid principal amount of the Bonds of the Twenty-fourth Series, of which this bond is one, bears interest (i) with respect to the portion or amount of such principal that is equal to the principal amount of Revolving Loans, at one or more variable interest rates per annum which rate or rates for each day shall be equal to the rate or rates per annum borne by Revolving Loans in accordance with the Credit Agreement for such day (calculated in the manner provided in the Credit Agreement for the calculation of interest on Revolving Credit Loans), payable on each day on which interest is payable on Revolving Loans in accordance with the Credit Agreement (and in an amount equal to the Revolving Credit Applicable Share of the amount of interest that is payable on Revolving Loans on such day in accordance with the Credit Agreement), (ii) with respect to the portion or amount of such principal (in excess of the amount described in the preceding clause (i)) that is equal to the Revolving Credit Applicable Share of the unused Total Revolving Credit Commitments (as defined in the Credit Agreement), at one or more variable interest rate per annum which rate or rates for any day shall be equal to the rate or rates per annum at which commitment fees are payable under the Credit Agreement on the unused Total Revolving Credit Commitments, payable on each day on which commitment fees are payable under the Credit Agreement (and in an amount equal to the Revolving Credit Applicable Share of the amount of commitment fees that is payable under the Credit Agreement on such day), and (iii) with respect to the portion or amount of such principal (in excess of the amounts described in the preceding clauses (i) and (ii)) that is equal to the Revolving Credit Applicable Share of the amount available to be drawn under Letters of Credit (as defined in the Credit Agreement), at one or more variable interest rates per annum which rate or rates for each day shall be equal to the rate or rates per annum at which letter of credit fees are payable under the Credit Agreement on the amount available to be drawn under Letters of Credit, payable on each day on which letter of credit fees are payable under the Credit Agreement (and in an amount equal to the Revolving Credit Applicable Share of the amount of letter of credit fees that is payable under the Credit Agreement on such day), in each case, to the Collateral Agent, as the registered owner, without regard to, or necessity for, any record date.

Revolving Credit Applicable Share

As used herein, “Revolving Credit Applicable Share” means, as of any day, a fraction (expressed as a percentage rounded to the second place), (i) the numerator of which is the aggregate principal amount of the Bonds of the Twenty-fourth Series that are Outstanding on such day, and (ii) the denominator of which is the sum of (a) the aggregate principal amount of the Bonds of the Twenty-fourth Series that are Outstanding on such day, plus (b) the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series A, due 2009, of the Company (the “South Dakota Revolving Credit Bonds”) that are outstanding on such day under the Company’s South Dakota Mortgage (as defined in the Twenty-fourth Supplemental Indenture).  Simultaneously with the issuance and registration of the Bonds of the Twenty-fourth Series in the name of the Collateral Agent (for the same purpose), the South Dakota Revolving Credit Bonds were issued to the Collateral Agent to secure the Revolving Credit Obligations under the Credit Agreement.

Revolving Credit Obligations and Revolving Loans

As used herein, “Revolving Credit Obligations” means the obligations of the Company (A) to pay (i) principal of and interest on (a) the Revolving Credit Loans (as defined in the Credit Agreement), (b) the Swing Line Loans (as defined in the Credit Agreement), and (c) drawings under Letters of Credit (as defined in the Credit Agreement) that are not reimbursed pursuant to and in accordance with the Credit Agreement (collectively, “Revolving Loans”), (ii) commitment fees on the average daily amount of the unused Total Revolving Credit Commitments (as defined in the Credit Agreement); and (iii) letter of credit fees on the amount available to be drawn under Letters of Credit (as defined in the Credit Agreement) and (B) to cash collateralize Letters of Credit pursuant to and in accordance with Section 8 of the Credit Agreement.

Redemption

Bonds of the Twenty-fourth Series, of which this bond is one, shall be subject to redemption as follows (but shall not otherwise be or become subject to redemption, whether at the option of the holders thereof or the Company or pursuant to any other requirements or provisions of the Indenture):  (A) on each day on which there is a permanent reduction or termination of the Revolving Credit Commitments (as defined in the Credit Agreement) pursuant to Section 2.10 of the Credit Agreement, Bonds of the Twenty-fourth Series shall be deemed to have been redeemed in an aggregate principal amount equal to the Revolving Credit Applicable Share of the amount of such permanent reduction or termination of the Revolving Credit Commitments pursuant to such Section 2.10 (a “Revolving Credit Commitment Redemption”); (B) on each day on which the Revolving Credit Commitments are permanently terminated pursuant to Section 8 of the Credit Agreement, Bonds of the Twenty-fourth Series shall be deemed to have been redeemed in an aggregate principal amount which, after giving effect to such termination, results in the Maximum Principal Amount of the Bonds of Twenty-fourth Series being equal to the Revolving Credit Applicable Share of the sum of the principal amount of the Revolving Loans then outstanding under the Credit Agreement and the amount then available to be drawn under Letters of Credit (a “Revolving Credit Event of Default Commitment Termination Redemption”); and (C) on each day on which the Revolving Loans are accelerated in accordance with the Credit Agreement (an “Acceleration Redemption Date”), the entire aggregate principal amount of the Bonds of the Twenty-fourth Series shall be subject to mandatory redemption by the Company (an “Acceleration Redemption”); in each case, without any necessity for notice or call by the Company or by the Corporate Trustee (such notice and call being waived by the registered owners of the Bonds of the Twenty-fourth Series by the acceptance of the Bonds of the Twenty-fourth Series and in connection with each Redemption Demand hereinafter described); provided, however, that in the event of a reinstatement of the Revolving Credit Commitments or a rescission or annulment of the acceleration of the Revolving Loans pursuant to the Credit Agreement or otherwise, the related Revolving Credit Event of Default Commitment Termination Redemption or the related Acceleration Redemption shall be deemed to be rescinded or annulled, without prejudice to the occurrence of another Revolving Credit Event of Default Commitment Termination Redemption or another Acceleration Redemption upon and by reason of a subsequent termination of the Revolving Credit Commitments pursuant to Section 8 of the Credit Agreement or another acceleration of the Revolving Loans in accordance with the Credit Agreement.  Acceleration Redemption of the Bonds of the Twenty-fourth Series on an Acceleration Redemption Date shall be at a redemption price equal to the principal amount (determined in accordance with the Twenty-fourth Supplemental Indenture) of the Bonds of the Twenty-fourth Series that is then payable by the Company (without premium), together with interest accrued on said principal to and including such Acceleration Redemption Date (collectively, an “Acceleration Redemption Amount”); and such Acceleration Redemption Amount shall be due and payable on such Acceleration Redemption Date.  In the event of any failure by the Company to pay when due an Acceleration Redemption Amount, interest shall accrue on such unpaid Acceleration Redemption Amount at the rates (and in amounts equal to the Revolving Credit Applicable Share of the amounts) of interest that accrue on the corresponding unpaid principal of and interest on the Revolving Loans in accordance with the Credit Agreement.

The Corporate Trustee may conclusively presume that no redemption of Bonds of the Twenty-fourth Series is deemed to have occurred or resulted in a reduction of the Maximum Principal Amount (in the case of a Revolving Credit Commitment Redemption or a Revolving Credit Event of Default Commitment Termination Redemption) or is required to occur (in the case of an Acceleration Redemption) unless and until it shall have received a written notice from the Administrative Agent, signed by a person purporting to be its duly authorized officer, stating that the Revolving Credit Commitments have been permanently reduced or terminated pursuant to Section 2.10 of the Credit Agreement or the Revolving Credit Commitments have been permanently terminated pursuant to Section 8 of the Credit Agreement or the Revolving Loans have been accelerated in accordance with the Credit Agreement (a “Redemption Demand”).  Each Redemption Demand also shall (i) state the date on which the Revolving Credit Commitments were permanently reduced or terminated pursuant to Section 2.10 of the Credit Agreement or the Revolving Credit Commitments were permanently terminated pursuant to Section 8 of the Credit Agreement or the Revolving Loans were accelerated, (ii) the amount by which the Revolving Credit Commitments were so permanently reduced or terminated and the Maximum Principal Amount (determined in accordance with the Twenty-fourth Supplemental Indenture) after giving effect to the related and deemed redemption of Bonds of the Twenty-fourth Series or the principal amount of the Revolving Loans subject to acceleration on such date, (iii) the principal amount of Bonds of the Twenty-fourth Series that are deemed to have been redeemed or are to be redeemed on such date in accordance with the Twenty-fourth Supplemental Indenture by reason of such permanent reduction or termination of the Revolving Credit Commitments and such reduction of the Maximum Principal Amount or such acceleration of the Revolving Loans, and (iv) in the case of an Acceleration Redemption, the Acceleration Redemption Amount payable with respect to the Bonds of the Twenty-fourth Series (determined in accordance with the Twenty-fourth Supplemental Indenture) and setting forth the amounts of the respective portions thereof representing principal of and interest on the Bonds of the Twenty-fourth Series.  Each Redemption Demand shall be deemed to constitute a written waiver by the Collateral Agent, as registered owner of all Bonds of the Twenty-fourth Series then Outstanding, of notice of redemption and call for redemption by the Company or the Corporate Trustee of the Bonds of the Twenty-fourth Series subject to redemption as described in such Redemption Demand.  The Corporate Trustee may conclusively presume the statements contained in each Redemption Demand to be correct (and the Corporate Trustee shall be fully protected in relying thereon).

The Corporate Trustee may conclusively presume that no rescission or annulment of a Revolving Credit Event of Default Commitment Termination Redemption or an Acceleration Redemption (in respect of which the Corporate Trustee has received a Redemption Demand) is required unless and until it shall have received a written notice from the Administrative Agent, signed by a person purporting to be its duly authorized officer, stating that the termination of the Revolving Credit Commitments pursuant to Section 8 of the Credit Agreement or the acceleration of the Revolving Loans has been rescinded or annulled in accordance with the Credit Agreement or otherwise (a “Rescission Notice”).  Each Rescission Notice also shall state the date on which the termination of the Revolving Credit Commitments pursuant to Section 8 of the Credit Agreement or the acceleration of the Revolving Loans was rescinded or annulled in accordance with the Credit Agreement or otherwise and, as consequence, the redemption of the Bonds of the Twenty-fourth Series was rescinded or annulled in accordance with the Twenty-fourth Supplemental Indenture.  The Corporate Trustee may conclusively presume the statements contained in any Rescission Notice to be correct (and the Corporate Trustee shall be fully protected in relying thereon).

Additional Terms

Bonds of the Twenty-fourth Series shall be subject to the following other terms and conditions:

(I)            It is expressly stated (for the avoidance of any doubt) that, notwithstanding anything in this bond or in the Twenty-fourth Supplemental Indenture to the contrary (other than the provisions of subdivision III below), each payment of principal of or interest on the Bonds of the Twenty-fourth Series that becomes due and payable on any day (whether by reason of stated due date, acceleration, redemption or otherwise) shall correspond to, and be equal to the Revolving Credit Applicable Share of, a payment of Revolving Credit Obligations that becomes due and payable on such day in accordance with the Credit Agreement.

(II)           The obligation of the Company to make each payment of principal of or interest on the Bonds of the Twenty-fourth Series that becomes due and payable in accordance with the Twenty-fourth Supplemental Indenture (A) shall be fully satisfied and discharged if the corresponding payment of the Revolving Credit Obligations shall have been fully paid under and in accordance with the Credit Agreement, and (B) shall be partially satisfied and discharged if the corresponding payment of the Revolving Credit Obligations shall have been partially paid under and in accordance with the Credit Agreement (such partial satisfaction and discharge with respect to the Bonds of the Twenty-fourth Series to be in an amount equal to the Revolving Credit Applicable Share of the amount of such partial payment with respect to the Revolving Credit Obligations).

(III)         Nothing in any of the Bonds of the Twenty-fourth Series (including, without limitation, any reference to the principal payable with respect to the Bonds of the Twenty-fourth Series being determined on the basis of the Revolving Credit Applicable Share of the principal payable with respect to the Revolving Credit Obligations) shall, or shall be deemed or construed to, increase the aggregate principal amount of the Bonds of the Twenty-fourth Series that are Outstanding at any time to an amount in excess of the Maximum Principal Amount as in effect at such time.

Exhibit B to
Twenty-fourth Supplemental Indenture

Form of Bond of the Twenty-fifth Series

Exhibit B

[FORM OF FIRST MORTGAGE BOND, COLLATERAL (2004) SERIES B, DUE 20011]

THIS BOND IS NOT TRANSFERABLE EXCEPT TO A SUCCESSOR
COLLATERAL AGENT UNDER THE COLLATERAL AGREEMENT
(AS IDENTIFIED AND DEFINED BELOW).

NORTHWESTERN CORPORATION

First Mortgage Bond,
Collateral (2004) Series B, due 2011

No. R-	$

NORTHWESTERN CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the “Company”), for value received, hereby promises to pay to LEHMAN COMMERCIAL PAPER INC., AS COLLATERAL AGENT UNDER THE BOND DELIVERY AND COLLATERAL AGREEMENT to which reference is hereinafter made, or (subject to the transfer restrictions hereinabove and hereinafter described) registered assigns, at the office or agency of the Company in the Borough of Manhattan, The City of New York, the sum of             dollars, in installments prior to, and the balance on, November 1, 2011 (the “Term Loan Maturity Date”), in each case, in such amount as is hereinafter described for such installment or such balance, as applicable, and in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts, and to pay to the registered owner interest thereon as hereinafter described in like coin or currency and at such office or agency.

The bonds of the series of which this bond is one have been issued to Lehman Commercial Paper Inc., as collateral agent (together with its successors in such capacity, the “Collateral Agent”) under the Bond Delivery and Collateral Agreement, dated as of November 1, 2004 (as amended or otherwise modified, or as waived, or as replaced, in each case, from time to time in accordance with its terms, the “Collateral Agreement”), between the Company and the Collateral Agent, to secure the obligations of the Company to pay when due the Term Loan Applicable Share (as hereinafter defined) of the principal of and interest on the term loans (the “Loans”) made and outstanding under the Credit Agreement, dated as of November 1, 2004 (as amended or otherwise modified, or as waived, or as replaced, in each case, from time to time in accordance with its terms, the “Credit Agreement”), among the Company, the several lenders from time to time parties thereto (the “Lenders”), Lehman Brothers Inc. and Deutsche Bank Securities Inc., as joint lead arrangers and joint bookrunners, Deutsche Bank Securities Inc., as syndication agent, Union Bank of California, N.A. and KeyBank National Association, as co-documentation agents, Lehman Commercial Paper Inc., as administrative agent (in such capacity, the “Administrative Agent”) and the Collateral Agent.

The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though set fully forth at this place.

This instrument shall not become obligatory until The Bank of New York (successor to Morgan Guaranty Trust Company of New York), the Corporate Trustee under the Mortgage (referred to on the reverse hereof), or its successors thereunder, shall have signed the form of authentication certificate endorsed hereon.

IN WITNESS WHEREOF, NORTHWESTERN CORPORATION has caused this instrument to be signed in its corporate name by its Chairman of the Board or its President or one of its Vice Presidents by his or her signature or a facsimile thereof, and its corporate seal to be impressed or imprinted hereon and attested by its Corporate Secretary or one of its Corporate Assistant Secretaries by his or her signature or a facsimile thereof.

Dated:

NORTHWESTERN CORPORATION

By:
[Title]

Attest:

[Title]

(Seal)

CORPORATE TRUSTEE’S
AUTHENTICATION CERTIFICATE

This bond is one of the bonds, of the series herein designated, described or provided for in the within-mentioned Mortgage.

THE BANK OF NEW YORK,
as Corporate Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF BOND]

General

This bond is one of an issue of bonds of the Company issuable in series and is one of a series known as its First Mortgage Bonds, Collateral (2004) Series B, due 2011 (sometimes herein referred to as the “Bonds of the Twenty-fifth Series”), all bonds of all series issued and to be issued under and equally secured (except in so far as any sinking or other fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust (herein, together with any indenture supplemental thereto, including the Twenty-fourth Supplemental Indenture dated as of November 1, 2004 (the “Twenty-fourth Supplemental Indenture”), called the “Mortgage”), dated as of October 1, 1945, executed by The Montana Power Company (NorthWestern Corporation, successor thereunder) to Guaranty Trust Company of New York (The Bank of New York, successor thereunder) and Arthur E. Burke (MaryBeth Lewicki, successor thereunder), as Trustees.  Reference is made to the Mortgage for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds and of the Trustees in respect thereof, the duties and immunities of the Trustees, the terms and conditions upon which the bonds are and are to be secured, the circumstances under which additional bonds may be issued and the definition of any capitalized term used herein but not defined herein. With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or the rights of the holders of the bonds and/or coupons and/or the terms and provisions of the Mortgage may be modified or altered by affirmative vote of the holders of at least 66-2/3% in principal amount of the bonds then Outstanding under the Mortgage and, if the rights of the holders of one or more, but less than all, series of bonds then Outstanding are to be affected, then also by affirmative vote of the holders of at least 66-2/3% in principal amount of the bonds then Outstanding of each series of bonds so to be affected (excluding in any case bonds disqualified from voting by reason of the Company’s interest therein as provided in the Mortgage); provided that, without the consent of the holder hereof, no such modification or alteration shall, among other things, impair or affect the right of the holder to receive payment of the principal of and interest on this bond, on or after the respective due dates expressed herein, or permit the creation of any lien equal or prior to the lien of the Mortgage or deprive the holder of the benefit of a lien on the mortgaged and pledged property.

The principal hereof may be declared or may become due prior to the maturity date hereinbefore named on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a default as in the Mortgage provided.

No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, as such, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

Transfer Provisions and Restrictions

Bonds of the Twenty-fifth Series shall not be transferable except to any successor Collateral Agent under the Collateral Agreement.  As a condition precedent to any transfer of the Bonds of the Twenty-fifth Series by the Collateral Agent, the Collateral Agent shall submit to the Company, the Corporate Trustee and, if applicable, any bond registrar or transfer agent for the Bonds of the Twenty-fifth Series (in addition to all other documents and instruments required to be submitted pursuant to the Mortgage) a certificate of the Collateral Agent, signed by a person purporting to be its duly authorized officer, certifying that the transferee in such transfer is a successor Collateral Agent under the Collateral Agreement (and the Corporate Trustee may conclusively presume the statements in any such certificate of the Collateral Agent to be correct and shall be fully protected in relying thereon).

Any such transfer is to be made as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of the applicable Bond of the Twenty-fifth Series, and, thereupon, a new fully registered temporary or definitive bond of the same series for a like principal amount will be issued to the transferee in exchange therefor as provided in the Mortgage.  The Company and the Trustees may deem and treat the person in whose name any Bond of the Twenty-fifth Series is registered as the absolute owner thereof for the purpose of receiving payment and for all other purposes and neither the Company nor the Trustees shall be affected by any notice to the contrary.

In the manner prescribed in the Mortgage, Bonds of the Twenty-fifth Series upon surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, are exchangeable for a like aggregate principal amount of registered bonds of the same series of other authorized denominations.

As provided in the Mortgage, the Company shall not be required to make transfers or exchanges of bonds of any series for a period of ten days next preceding any interest payment date for bonds of said series, or next preceding any designation of bonds of said series to be redeemed; provided, however, that pursuant to a waiver by the Company in the Twenty-fourth Supplemental Indenture, these restrictions shall not be applicable to any transfer of the Bonds of the Twenty-fifth Series to a successor Collateral Agent under the Collateral Agreement.

Principal

Principal of the Bonds of the Twenty-fifth Series, of which this bond is one, is scheduled to be paid as follows:  (i) an installment of the principal of the Bonds of the Twenty-fifth Series in an amount equal to $180,000 (said amount representing one quarter of one percent (0.25%) of the original aggregate principal amount of the Bonds of the Twenty-fifth Series) to be payable on each March 31, June 30, September 30 and December 31, commencing March 31, 2005 and continuing through and including September 30, 2010, (ii) an installment of the principal amount of the Bonds of the Twenty-fifth Series in an amount equal to $16,920,000 (said amount representing twenty-three and one-half percent (23.5%) of the original aggregate principal amount of the Bonds of the Twenty-fifth Series) to be payable on December 31, 2010, March 31, 2011 and June 30, 2011, and (iii) the balance of the principal of the Bonds of the Twenty-fifth Series to be payable on the Term Loan Maturity Date; in each case, unless an equal installment or balance of the principal of the Term Loans is not due and payable on such day or on the Term Loan Maturity Date, as applicable, in accordance with the Credit Agreement by reason of prior prepayment of the Term Loans (in which event, there shall be due and payable on the Bonds of the Twenty-fifth Series on such day or on the Term Loan Maturity Date, as applicable, an amount of principal of said Bonds equal to the Term Loan Applicable Share of the amount of principal of the Term Loans that is payable on such day or on the Term Loan Maturity Date, as applicable, in accordance with the Credit Agreement).

Interest

The unpaid principal amount of the Bonds of the Twenty-fifth Series, of which this bond is one, bears interest at one or more variable interest rates per annum which rate or rates for each day shall be equal to the rate or rates per annum borne by the Term Loans in accordance with the Credit Agreement for such day (calculated in the manner provided in the Credit Agreement for the calculation of interest on the Term Loans), payable on each day on which interest is payable on the Term Loans in accordance with the Credit Agreement (and in an amount equal to the Term Loan Applicable Share of the amount of interest that is payable on the Term Loans on such day in accordance with the Credit Agreement) to the Collateral Agent, as the registered owner, without regard to, or necessity for, any record date.

Term Loan Applicable Share

As used herein, “Term Loan Applicable Share” means, as of any day, a fraction (expressed as a percentage rounded to the second decimal place), (i) the numerator of which is the aggregate principal amount of the Bonds of the Twenty-fifth Series that are Outstanding on such day, and (ii) the denominator of which is the sum of (a) the aggregate principal amount of the Bonds of the Twenty-fifth Series that are Outstanding on such day, plus (b) the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series B, due 2011, of the Company (the “South Dakota Term Loan Bonds”) that are outstanding on such day under the Company’s South Dakota Mortgage (as defined in the Twenty-fourth Supplemental Indenture).  Simultaneously with the issuance and registration of the Bonds of the Twenty-fifth Series in the name of the Collateral Agent (for the same purpose), the South Dakota Term Loan Bonds were issued to the Collateral Agent to secure the obligations of the Company to pay when due a portion of the principal of and interest on the Term Loans.

Redemption

Bonds of the Twenty-fifth Series, of which this bond is one, shall be subject to redemption as follows (but shall not otherwise be or become subject to redemption, whether at the option of the holders thereof or the Company or pursuant to any other requirements or provisions of the Indenture):  (A) on each day on which the Term Loans are prepaid in accordance with the Credit Agreement, Bonds of the Twenty-fifth Series shall be deemed to have been redeemed in an aggregate principal amount equal to the Term Loan Applicable Share of the aggregate principal amount of the Term Loans that are so prepaid on such day (a “Term Loan Prepayment Redemption”); and (B) on each day on which the Term Loans are accelerated in accordance with the Credit Agreement (an “Acceleration Redemption Date”), the entire aggregate principal amount of the Bonds of the Twenty-fifth Series shall be subject to mandatory redemption by the Company (the “Acceleration Redemption”); in each case, without any necessity for notice or call by the Company or by the Corporate Trustee (such notice and call being waived by the registered owners of the Bonds of the Twenty-fifth Series by the acceptance of the Bonds of the Twenty-fifth Series and in connection with each Redemption Demand hereinafter described); provided, however, that in the event of a rescission or annulment of the acceleration of the Term Loans pursuant to the Credit Agreement or otherwise, the related Acceleration Redemption shall be deemed to be rescinded or annulled (without prejudice to the occurrence of another Acceleration Redemption upon and by reason of a subsequent acceleration of the Term Loans in accordance with the Credit Agreement).  Acceleration Redemption of Bonds of the Twenty-fifth Series on an Acceleration Redemption Date shall be at a redemption price equal to the principal amount of the Bonds of the Twenty-fifth Series (without premium), together with interest accrued on said principal to and including such Acceleration Redemption Date (collectively, an “Acceleration Redemption Amount”); and such Acceleration Redemption Amount shall be due and payable on the Bonds of the Twenty-fifth Series on such Acceleration Redemption Date.  In the event of any failure by the Company to pay when due the Acceleration Redemption Amount with respect to an Acceleration Redemption of Bonds of the Twenty-fifth Series, interest shall accrue on such unpaid Acceleration Redemption Amount at the rates (and in amounts equal to the Term Loan Applicable Share of the amounts) of interest that accrue on the corresponding unpaid principal of and interest on the Term Loans in accordance with the Credit Agreement.

The Corporate Trustee may conclusively presume that no redemption of Bonds of the Twenty-fifth Series is deemed to have occurred (in the case of a Term Loan Prepayment Redemption) or is required (in the case of an Acceleration Redemption) unless and until it shall have received a written notice from the Administrative Agent, signed by a person purporting to be its duly authorized officer, stating that Term Loans have been prepaid or have been accelerated, in either case, in  accordance with the Credit Agreement (a “Redemption Demand”).  Each Redemption Demand also shall state (i) the date on which the Term Loans were prepaid or accelerated in accordance with the Credit Agreement, (ii) the principal amount of the Term Loans so prepaid or accelerated on such date, (iii) the principal amount of Bonds of the Twenty-fifth Series that are deemed to have been redeemed or are to be redeemed on such date in accordance with the Twenty-fourth Supplemental Indenture by reason of such prepayment or acceleration, and (iv)  in the case of an Acceleration Redemption, the Redemption Amount payable with respect to the Bonds of the Twenty-fifth Series (determined in accordance with the Twenty-fourth Supplemental Indenture) and setting forth the amounts of the respective portions thereof representing principal of and interest on the Bonds of the Twenty-fifth Series.  Each Redemption Demand shall be deemed to constitute a written waiver by the Collateral Agent, as registered owner of all Bonds of the Twenty-fifth Series then Outstanding, of notice of redemption and call for redemption by the Company or the Corporate Trustee of the Bonds of the Twenty-fifth Series deemed redeemed or subject to redemption as described in such Redemption Demand.  The Corporate Trustee may conclusively presume the statements contained in each Redemption Demand to be correct (and the Corporate Trustee shall be fully protected in relying thereon).

The Corporate Trustee may conclusively presume that no rescission or annulment of the Acceleration Redemption (in respect of which the Corporate Trustee has received a Redemption Demand) is required unless and until it shall have received a written notice from the Administrative Agent, signed by a person purporting to be its duly authorized officer, stating that the acceleration of the Term Loans has been rescinded or annulled in accordance with the Credit Agreement or otherwise (a “Rescission Notice”).  Each Rescission Notice also shall state the date on which the acceleration of the Term Loans was rescinded or annulled in accordance with the Credit Agreement or otherwise and, as consequence, the redemption of the Bonds of the Twenty-fifth Series was rescinded or annulled in accordance with the Twenty-fourth Supplemental Indenture.  The Corporate Trustee may conclusively presume the statements contained in any Rescission Notice to be correct (and the Corporate Trustee shall be fully protected in relying thereon).

Additional Terms

Bonds of the Twenty-fifth Series, of which this bond is one, shall be subject to the following other terms and conditions:

(I)            It is expressly stated (for the avoidance of any doubt) that, notwithstanding anything in this bond or the Twenty-fourth Supplemental Indenture to the contrary (other than the provisions of subdivision III below) each payment of principal of or interest on the Bonds of the Twenty-fifth Series that becomes due and payable on any day (whether by reason of stated due date, acceleration, redemption or otherwise) shall correspond to, and be equal to the Term Loan Applicable Share of, a payment of principal of or interest on the Term Loans that becomes due and payable on such day in accordance with the Credit Agreement.

(II)           The obligation of the Company to make each payment of principal of or interest on the Bonds of the Twenty-fifth Series that becomes due and payable in accordance with the Twenty-fourth Supplemental Indenture (A) shall be fully satisfied and discharged if the corresponding payment of the principal of or interest on the Term Loans shall have been fully paid under and in accordance with the Credit Agreement, and (B) shall be partially satisfied and discharged if the corresponding payment of the principal of or interest on the Term Loans shall have been partially paid under and in accordance with the Credit Agreement (such partial satisfaction and discharge with respect to the Bonds of the Twenty-fifth Series to be in an amount equal to the Term Loan Applicable Share of the amount of such partial payment with respect to the Term Loans).

(III)         Nothing in any of the Bonds of the Twenty-fifth Series (including, without limitation, any reference to the principal payable with respect to the Bonds of the Twenty-fifth Series being determined on the basis of the Term Loan Applicable Share of the principal payable with respect to the Term Loans) shall, or shall be deemed or construed to, (A) increase the aggregate principal amount of the Bonds of the Twenty-fifth Series that are Outstanding from time to time, (B) cause or permit an amount of principal of the Bonds of the Twenty-fifth Series to be or to become due and payable which, when added to all other principal of such Bonds theretofore paid, exceeds $72,000,000, or (C) cause or permit to be or to become due and payable interest on the Bonds of the Twenty-fifth Series which is payable on any principal of the Bonds of the Twenty-fifth Series that is in excess of the principal of the Bonds of the Twenty-fifth Series as restricted pursuant to the preceding clauses (A) and (B).

Exhibit C to
Twenty-fourth Supplemental Indenture

Form of Bond of the Twenty-sixth Series

Exhibit C

[FORM OF FIRST MORTGAGE BOND, COLLATERAL (2004) SERIES C, DUE 2014]

THIS BOND IS NOT TRANSFERABLE EXCEPT TO A SUCCESSOR TRUSTEE UNDER THE SENIOR NOTE INDENTURE (AS IDENTIFIED AND DEFINED BELOW).

NORTHWESTERN CORPORATION

First Mortgage Bond,
Collateral (2004) Series C, due 2014

No. R-	$

NORTHWESTERN CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the “Company”), for value received, hereby promises to pay to U.S. BANK, NATIONAL ASSOCIATION, AS TRUSTEE UNDER THE SENIOR NOTE INDENTURE to which reference is hereinafter made, or (subject to the transfer restrictions hereinbefore and hereinafter described) registered assigns, at the office or agency of the Company in the Borough of Manhattan, The City of New York, the sum of                dollars, on November 1, 2014 (the “Senior Note Maturity Date”), in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts, and to pay to the registered owner interest thereon as hereinafter described in like coin or currency and at such office or agency.

The bonds of the series of which this bond is one have been issued to U.S. Bank, National Association, as trustee (together with its successors in such capacity, the “Senior Note Trustee”) under the Indenture, dated as of November 1, 2004, between the Company and the Senior Note Trustee, as supplemented and amended by Supplemental Indenture No. 1, dated as of November 1, 2004 (as so supplemented and amended and as may be further supplemented, amended or otherwise modified in accordance with its terms, the “Senior Note Indenture”), to be owned and held by the Senior Note Trustee under the terms of the Senior Note Indenture as security for the payment of the principal of, premium (if any) and interest on a series of senior secured notes of the Company issued pursuant to the Senior Note Indenture designated “Senior Secured Notes, 5.875% Series A due 2014” (the “Series A Senior Notes”) and, if and to the extent issued and delivered in exchange for the Series A Senior Notes subject to and in accordance with the Senior Note Indenture, a series of senior secured notes of the Company designated “Senior Secured Notes, 5.875% Exchange Series A due 2014” (the “Series A Exchange Notes”).  The Series A Notes and, if and to the extent issued in exchange for Series A Senior Notes subject to and in accordance with the Senior Indenture, the Series A Exchange Notes are referred to hereinafter, collectively, as the “Senior Notes”.  For purposes of the Senior Note Indenture, Bonds of the Twenty-sixth Series, together with the South Dakota Senior Notes Bonds (as such term is hereinafter defined), are “the ‘related’ or ‘corresponding’ First Mortgage Bonds” with respect to the Senior Notes.

The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though set fully forth at this place.

This instrument shall not become obligatory until The Bank of New York (successor to Morgan Guaranty Trust Company of New York), the Corporate Trustee under the Mortgage (referred to on the reverse hereof), or its successors thereunder, shall have signed the form of authentication certificate endorsed hereon.

IN WITNESS WHEREOF, NORTHWESTERN CORPORATION has caused this instrument to be signed in its corporate name by its Chairman of the Board or its President or one of its Vice Presidents by his or her signature or a facsimile thereof, and its corporate seal to be impressed or imprinted hereon and attested by its Corporate Secretary or one of its Corporate Assistant Secretaries by his or her signature or a facsimile thereof.

Dated:

NORTHWESTERN CORPORATION

By:
[Title]

Attest:

[Title]

(Seal)

CORPORATE TRUSTEE’S
AUTHENTICATION CERTIFICATE

This bond is one of the bonds, of the series herein designated, described or provided for in the within-mentioned Mortgage.

THE BANK OF NEW YORK,
as Corporate Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF BOND]

General

This bond is one of an issue of bonds of the Company issuable in series and is one of a series known as its First Mortgage Bonds, Collateral (2004) Series C, due 2014 (sometimes herein referred to as the “Bonds of the Twenty-sixth Series”), all bonds of all series issued and to be issued under and equally secured (except in so far as any sinking or other fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust (herein, together with any indenture supplemental thereto, including the Twenty-fourth Supplemental Indenture dated as of November 1, 2004 (the “Twenty-fourth Supplemental Indenture”), called the “Mortgage”), dated as of October 1, 1945, executed by The Montana Power Company (NorthWestern Corporation, successor thereunder) to Guaranty Trust Company of New York (The Bank of New York, successor thereunder) and Arthur E. Burke (MaryBeth Lewicki, successor thereunder), as Trustees.  Reference is made to the Mortgage for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds and of the Trustees in respect thereof, the duties and immunities of the Trustees, the terms and conditions upon which the bonds are and are to be secured, the circumstances under which additional bonds may be issued and the definition of any capitalized term used herein but not defined herein. With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or the rights of the holders of the bonds and/or coupons and/or the terms and provisions of the Mortgage may be modified or altered by affirmative vote of the holders of at least 66-2/3% in principal amount of the bonds then Outstanding under the Mortgage and, if the rights of the holders of one or more, but less than all, series of bonds then Outstanding are to be affected, then also by affirmative vote of the holders of at least 66-2/3% in principal amount of the bonds then Outstanding of each series of bonds so to be affected (excluding in any case bonds disqualified from voting by reason of the Company’s interest therein as provided in the Mortgage); provided that, without the consent of the holder hereof, no such modification or alteration shall, among other things, impair or affect the right of the holder to receive payment of the principal of and interest on this bond, on or after the respective due dates expressed herein, or permit the creation of any lien equal or prior to the lien of the Mortgage or deprive the holder of the benefit of a lien on the mortgaged and pledged property.

The principal hereof may be declared or may become due prior to the maturity date hereinbefore named on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a default as in the Mortgage provided.

No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, as such, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

Transfer Provisions and Restrictions

Bonds of the Twenty-sixth Series shall not be transferable except to any successor Senior Note Trustee under the Senior Note Indenture.  As a condition precedent to any transfer of the Bonds of the Twenty-sixth Series by the Senior Note Trustee, the Senior Note Trustee shall submit to the Company, the Corporate Trustee and, if applicable, any bond registrar or transfer agent for the Bonds of the Twenty-sixth Series (in addition to all other documents and instruments required to be submitted pursuant to the Mortgage) a certificate of the Senior Note Trustee, signed by a person purporting to be its duly authorized officer, certifying that the transferee in such transfer is a successor Senior Note Trustee under the Senior Note Indenture (and the Corporate Trustee may conclusively presume the statements in any such certificate of the Senior Note Trustee to be correct and shall be fully protected in relying thereon).

Any such transfer is to be made as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of the applicable Bond of the Twenty-sixth Series, and, thereupon, a new fully registered temporary or definitive bond of the same series for a like principal amount will be issued to the transferee in exchange therefor as provided in the Mortgage.  The Company and the Trustees may deem and treat the person in whose name any Bond of the Twenty-sixth Series is registered as the absolute owner thereof for the purpose of receiving payment and for all other purposes and neither the Company nor the Trustees shall be affected by any notice to the contrary.

In the manner prescribed in the Mortgage, Bonds of the Twenty-sixth Series upon surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, are exchangeable for a like aggregate principal amount of registered bonds of the same series of other authorized denominations.

As provided in the Mortgage, the Company shall not be required to make transfers or exchanges of bonds of any series for a period of ten days next preceding any interest payment date for bonds of said series, or next preceding any designation of bonds of said series to be redeemed; provided, however, that pursuant to a waiver by the Company in the Twenty-fourth Supplemental Indenture, these restrictions shall not be applicable to any transfer of the Bonds of the Twenty-sixth Series to a successor Senior Note Trustee under the Senior Note Indenture.

Principal

The unpaid principal of the Bonds of the Twenty-sixth Series, of which this bond is one, is scheduled to be paid on the Senior Notes Maturity Date.

Interest

The unpaid principal amount of the Bonds of the Twenty-sixth Series, of which this bond is one, bears interest at the rate of five and seven-eighths percent 5.875% per annum (calculated in the same manner as interest is calculated on the Senior Notes in accordance with the Senior Note Indenture), payable semiannually on the first (1st) day of each May and November, commencing on May 1, 2005 and continuing until the principal of the Bonds of the Twenty-sixth Series is paid (or provided for in accordance with the Senior Note Indenture), to the Senior Note Trustee as the registered owner, without regard to, or necessity for, any record date.

Senior Notes Applicable Share

As used herein, “Senior Notes Applicable Share” means, as of any day, a fraction (expressed as a percentage rounded to the eighth decimal place), (i) the numerator of which is the aggregate principal amount of the Bonds of the Twenty-sixth Series that are Outstanding on such day, and (ii) the denominator of which is the sum of (a) the aggregate principal amount of the Bonds of the Twenty-sixth Series that are Outstanding on such day, plus (b) the aggregate principal amount of the First Mortgage Bonds, Collateral (2004) Series C, due 2014, of the Company (the “South Dakota Senior Notes Bonds”) that are outstanding on such day under the Company’s South Dakota Mortgage (as defined in the Twenty-fourth Supplemental Indenture).  Simultaneously with issuance and registration of the Bonds of the Twenty-sixth Series in the name of the Senior Note Trustee (for the same purpose), the South Dakota Senior Notes Bonds were issued to and registered in the name of the Senior Note Trustee, to be owned and held by the Senior Note Trustee under the terms of the Senior Note Indenture as security for the payment of the principal of, premium (if any) and interest on the Senior Notes.

Redemption

Bonds of the Twenty-sixth Series, of which this bond is one, shall be subject to redemption as follows (but shall not otherwise be or become subject to redemption, whether at the option of the holders thereof or the Company or pursuant to any other requirements or provisions of the Indenture):  (A) on each day on which Senior Notes become due and payable in accordance with Section 405 of the Senior Note Indenture by reason of redemption in accordance with the Senior Note Indenture (a “Senior Notes Redemption Payment Date”), Bonds of the Twenty-sixth Series shall be subject to mandatory redemption by the Company in an aggregate principal amount equal to the Senior Notes Applicable Share of the aggregate principal amount of the Senior Notes that become so due and payable on such Senior Notes Redemption Payment Date (a “Corresponding

Redemption”); and (B) on each day on which the Senior Notes become due and payable in accordance with Section 702 of the Senior Note Indenture by reason of acceleration of the Senior Notes in accordance with the Senior Note Indenture (a “Senior Notes Acceleration Payment Date”), the entire aggregate principal amount of the Bonds of the Twenty-sixth Series shall be subject to mandatory redemption by the Company (an “Acceleration Redemption”); in each case, without any necessity for notice or call by the Company or by the Corporate Trustee (such notice and call being waived by the registered owners of the Bonds of the Twenty-sixth Series by the acceptance of the Bonds of the Twenty-sixth Series and in connection with each Redemption Demand hereinafter described); provided, however, that in the event of a rescission or annulment of the acceleration of the Senior Notes pursuant to the Senior Note Indenture, the related Acceleration Redemption shall be deemed to be rescinded or annulled (without prejudice to the occurrence of another Acceleration Redemption upon and by reason of a subsequent acceleration of the Senior Notes in accordance with the Senior Note Indenture).

Each Corresponding Redemption of Bonds of the Twenty-sixth Series on a Senior Notes Redemption Payment Date shall be at a redemption price equal to the redemption price payable in connection with the redemption of Senior Notes to which it corresponds (consisting of principal of and, if applicable to such redemption of Senior Notes in accordance with the Senior Note Indenture, premium on such Senior Notes), together with interest accrued on the principal included in such redemption price to such Senior Notes Redemption Payment Date (a “Corresponding Redemption Amount”); and such Corresponding Redemption Amount shall be due and payable on such Senior Notes Redemption Payment Date.  Each Acceleration Redemption of Bonds of the Twenty-sixth Series on a Senior Notes Acceleration Payment Date shall be at a redemption price equal to the principal amount of the Bonds of the Twenty-sixth Series (without premium), together with interest accrued on said principal to such Senior Notes Acceleration Payment Date (an “Acceleration Redemption Amount”); and such Acceleration Redemption Amount shall be due and payable on such Senior Notes Acceleration Payment Date.  In the event of any failure by the Company to pay when due the Corresponding Redemption Amount with respect to a Corresponding Redemption of Bonds of the Twenty-sixth Series or the Acceleration Redemption Amount with respect to an Acceleration Redemption of Bonds of the Twenty-sixth Series, interest shall accrue on such unpaid Corresponding Redemption Amount or such unpaid Acceleration Redemption Amount at the rates (and in amounts equal to the Senior Notes Applicable Share of the amounts) of interest that accrue on the corresponding unpaid principal of, premium (if any) and interest on the Senior Notes in accordance with the Senior Note Indenture.

The Corporate Trustee may conclusively presume that no redemption of Bonds of the Twenty-sixth Series is required unless and until it shall have received a written notice from the Senior Note Trustee, signed by a person purporting to be its duly authorized officer, stating that Senior Notes became due and payable pursuant to Section 405 or 702 of the Senior Note Indenture by reason of redemption or acceleration in accordance with the Senior Note Indenture (a “Redemption Demand”).  Each Redemption Demand also shall state (i) the date on which Senior Notes became due and payable by reason of redemption or acceleration in accordance with the Senior Note Indenture, (ii) the principal amount of the Senior Notes that became so due and payable on such date, (iii) the principal amount of Bonds of the Twenty-sixth Series to be redeemed on such date in accordance with this Twenty-fourth Supplemental Indenture by reason of such redemption or acceleration, and (iv) the Corresponding Redemption Amount or the Acceleration Redemption Amount payable on such date with respect to Bonds of the Twenty-sixth Series (determined in accordance with the Twenty-fourth Supplemental Indenture) and setting forth the amounts of the respective portions thereof representing principal of, premium (if any) and interest on the Bonds of the Twenty-sixth Series.  Each Redemption Demand shall be deemed to constitute a waiver by the Senior Note Trustee, as registered owner of all Bonds of the Twenty-sixth Series then Outstanding, of notice of redemption and call for redemption by the Company or the Corporate Trustee of the Bonds of the Twenty-sixth Series subject to redemption as described in such Redemption Demand.  The Corporate Trustee may conclusively presume the statements contained in each Redemption Demand to be correct (and the Corporate Trustee shall be fully protected in relying thereon).

The Corporate Trustee may conclusively presume that no rescission or annulment of an Acceleration Redemption (in respect of which the Corporate Trustee has received a Redemption Demand) is required unless and until it shall have received a written notice from the Senior Note Trustee, signed by a person purporting to be its duly authorized officer, stating that the acceleration of the Senior Notes has been rescinded or annulled in accordance with the Senior Note Indenture (a “Rescission Notice”).  Each Rescission Notice also shall state the date on which the acceleration of the Senior Notes was rescinded or annulled in accordance with the Senior Note Indenture and, as consequence, the acceleration of the Bonds of the Twenty-sixth Series was rescinded or annulled in accordance with the Twenty-fourth Supplemental Indenture.  The Corporate Trustee may conclusively presume the statements contained in any Rescission Notice to be correct (and the Corporate Trustee shall be fully protected in relying thereon).

Additional Terms

Bonds of the Twenty-sixth Series, of which this bond is one, shall be subject to the following other terms and conditions:

(I)            It is expressly stated (for the avoidance of any doubt) that, notwithstanding anything in this bond or the Twenty-fourth Supplemental Indenture to the contrary (other than the provisions of subdivision (III) below), each payment of principal of, premium (if any) or interest on the Bonds of the Twenty-sixth Series that becomes due and payable on any day (whether by reason of stated due date, acceleration, redemption or otherwise) shall correspond to, and be equal to the Senior Notes Applicable Share of, a payment of principal of, premium (if any) or interest on the Senior Notes that becomes due and payable on such day in accordance with the Senior Note Indenture.

(II)           The obligation of the Company to make each payment of principal of, premium (if any) or interest on the Bonds of the Twenty-sixth Series that becomes due and payable in accordance with the Twenty-fourth Supplemental Indenture (A) shall be fully satisfied and discharged if the corresponding payment of the principal of, premium (if any) or interest on the Senior Notes shall have been fully paid, or if provision for the full payment thereof shall been made (by depositing moneys sufficient for such full payment with the Senior Note Trustee), in either case under and in accordance with the Senior Note Indenture, and (B) shall be partially satisfied and discharged if the corresponding payment of the principal of, premium (if any) or interest on the Senior Notes shall have been partially paid, or if provision for the partial payment thereof shall have been made (by depositing moneys sufficient for such partial payment with the Senior Note Trustee), in either case, under and in accordance with the Senior Note Indenture (such partial satisfaction and discharge with respect to the Bonds of the Twenty-sixth Series to be in an amount equal to the Senior Notes Applicable Share of the amount of such partial payment or provision for partial payment with respect to the Senior Notes).

(III)         Nothing in any of the Bonds of the Twenty-sixth Series (including, without limitation, any reference to the principal payable with respect to the Bonds of the Twenty-sixth Series being determined on the basis of the Senior Notes Applicable Share of the principal payable with respect to the Senior Notes) shall, or shall be deemed or construed to, (A) increase the aggregate principal amount of the Bonds of the Twenty-sixth Series that are Outstanding from time to time, (B) cause or permit an amount of principal of the Bonds of the Twenty-sixth Series to be or to become due and payable which, when added to all other principal of such Bonds theretofore paid, exceeds $161,000,000, or (C) cause or permit to be or to become due and payable interest on the Bonds of the Twenty-sixth Series which is payable on any principal of the Bonds of the Twenty-sixth Series that is in excess of the principal of the Bonds of the Twenty-sixth Series as restricted pursuant to the preceding clauses (A) and (B).